
     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 26, 2004

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                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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
                                                              1933 Act File No. 333-112389
                                                              1940 Act File No. 811-21502

                                   FORM N-2/A
                        (Check appropriate Box or Boxes)

/X/  REGISTRATION STATEMENT UNDER THE SECURITIES
    ACT OF 1933


                       /X/  PRE-EFFECTIVE AMENDMENT NO. 2
                    / /  POST-EFFECTIVE AMENDMENT NO.
                                      and


/X/  REGISTRATION STATEMENT UNDER THE INVESTMENT
    COMPANY ACT OF 1940


                              /X/  AMENDMENT NO. 2


                      RMR HOSPITALITY AND REAL ESTATE FUND
         Exact Name of Registrant as Specified in Declaration of Trust

                      400 CENTRE STREET, NEWTON, MA 02458
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

                                 (617) 332-9530
               Registrant's Telephone Number, including Area Code

                               RMR ADVISORS, INC.
                               400 CENTRE STREET
                          NEWTON, MASSACHUSETTS 02458
 Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

                                         COPIES TO:
          KAREN L. LINSLEY, ESQ.                            GEOFFREY R. T. KENYON
         SULLIVAN & WORCESTER LLP                            GOODWIN PROCTER LLP
          ONE POST OFFICE SQUARE                                EXCHANGE PLACE
             BOSTON, MA 02109                                  BOSTON, MA 02109

    APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

    If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. / /

    It is proposed that this filing will become effective (check appropriate box)

    /X/  when declared effective pursuant to section 8(c)

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                                                               PROPOSED MAXIMUM     PROPOSED MAXIMUM
          TITLE OF SECURITIES               AMOUNT BEING        OFFERING PRICE          AGGREGATE            AMOUNT OF
           BEING REGISTERED                  REGISTERED            PER UNIT         OFFERING PRICE(1)    REGISTRATION FEE
Common Shares of Beneficial Interest,
  $0.001 par value.....................   8,750,000 Shares          $20.00            $175,000,000         $22,172.50(2)

(1) Estimated solely for the purpose of calculating the registration fee.


(2) Previously paid.


    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(a), MAY DETERMINE.

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--------------------------------------------------------------------------------

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

       SUBJECT TO COMPLETION, PRELIMINARY PROSPECTUS DATED MARCH 26, 2004


PROSPECTUS

                                      COMMON SHARES

                                     [LOGO]

                      RMR HOSPITALITY AND REAL ESTATE FUND

    INVESTMENT OBJECTIVES. RMR Hospitality and Real Estate Fund ("we," "us" or the "Fund") is a newly organized, non-diversified closed end management investment company. Our primary investment objective is to earn and pay to our shareholders a high level of current income by investing in hospitality and real estate companies. Our secondary objective is capital appreciation. There can be no assurance that we will meet our investment objectives. We have applied to list our common shares on the American Stock Exchange (the "AMEX") under the symbol "RHR".

    OUR ADVISOR. RMR Advisors, Inc. (our "Advisor") will be our investment manager. Our Advisor has been in business since December 2003 and has only limited prior experience operating an investment company, but affiliates of our Advisor have extensive experience in the hospitality and real estate industries. Our Advisor is an affiliate of Reit Management & Research LLC ("Reit Management"), a company that, together with its predecessors, has been in business since 1986. Reit Management is currently manager of three public real estate investment trusts, or REITs, that together have invested over $8.5 billion in real estate across the United States, including Hospitality Properties Trust, a REIT which owns 286 hotels in which it has invested
$3.2 billion. We will not invest in Hospitality Properties Trust or any other company affiliated with our Advisor.

    INVESTMENT POLICIES. Our managed assets are equal to the net asset value of our common shares plus the liquidation preference of any preferred shares and the principal amount of any borrowings outstanding. Generally, under normal market conditions, we expect that: (i) at least 90% of our managed assets will be invested in income producing securities issued by hospitality and real estate companies, including common shares, preferred shares and debt; (ii) at least 25% of our managed assets will be securities issued by hospitality companies;
(iii) at least 25% of our managed assets will be securities issued by real estate companies; and (iv) no more than 45% of our managed assets will be non-investment grade ratable debt or preferred shares.

INVESTING IN OUR COMMON SHARES INVOLVES RISKS DESCRIBED IN "RISK FACTORS" BEGINNING ON PAGE 12.

                                                              PER SHARE     TOTAL(1)
                                                              ---------   ------------
Public Offering Price.......................................   $ 20.00
Sales Load(2)...............................................
Estimated Offering Expenses(3)..............................      0.04
Proceeds to the Fund........................................

----------------------
(1) The underwriters may purchase up to an additional       common shares within
    45 days of this prospectus at the public offering price, less the sales load, to cover over allotments, if any. If such option is exercised in full, the total public offering price, sales load, estimated offering expenses and
    proceeds to the Fund will be       ,       ,             and       ,
    respectively. See "Underwriting."


(2) Our Advisor has agreed to pay an annual fee to certain of the underwriters as further described under "Underwriting."


(3) Our Advisor has agreed to pay the organizational and offering expenses (other than the sales load) that exceed $0.04 per common share. The
    estimated offering expenses to be incurred by the Fund are $      .

The common shares will be delivered on or about       , 2004.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined that this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
                           --------------------------


    RBC CAPITAL MARKETS                                                                MERRILL LYNCH & CO.


Advest, Inc.

    BB&T Capital Markets

       Ferris, Baker Watts
             Incorporated

            HARRISDIRECT

                 Legg Mason Wood Walker
                         Incorporated

                          Morgan Keegan & Company, Inc.

                                Stifel, Nicolaus & Company
                                     Incorporated

                                    SunTrust Robinson Humphrey

                                              Wachovia Securities

                                                   Wedbush Morgan Securities

                                                     Wells Fargo Securities, LLC
                            ------------------------

                                           , 2004

PORTFOLIO CONTENTS. Under current market conditions and after an initial investment period following this offering, we intend to invest about 40-45% of our managed assets in securities issued by hospitality companies, predominantly interest paying debt and preferred securities and about 55-60% of our managed assets in securities, primarily dividend paying common and preferred shares, issued by real estate companies. The Advisor may alter the percentage of our portfolio invested in either category from time to time based on such factors as the availability of securities and their market prices, general economic conditions, interest rates and other factors.

NO PRIOR TRADING HISTORY. We are newly organized and our common shares have no prior trading history. The shares of closed end investment companies frequently trade at a discount to net asset value. There is no assurance that a trading price for our shares equal to or greater than net asset value will result after our shares begin to trade. The risk of loss due to this discount may be greater for initial investors expecting to sell their shares in a relatively short period after completion of the public offering. We have applied to list our common shares on the AMEX under the symbol "RHR".

LEVERAGE. We intend to issue fund preferred shares within three months after the completion of this offering. We expect these fund preferred shares will represent approximately 25% of our capital immediately after their issuance. We may also borrow money from banks or other financial institutions or issue debt securities. Our issuance of fund preferred shares or debt will leverage your common shares and may cause you to realize a larger return or larger loss on your investment in our common shares than you would realize without our use of leverage. There can be no assurance that our leverage strategies will be successful.

NON-INVESTMENT GRADE RATABLE SECURITIES. Under normal market conditions and after the initial investment period following this offering, we expect up to 45% of our investments may be in below investment grade, high yield securities, including high yield bonds (commonly known as "junk bonds"), preferred securities, convertible debt and preferred securities and non-investment grade asset or mortgage backed securities and unrated securities considered by our Advisor to be of comparable quality. Below investment grade securities are considered to be speculative with respect to capacity to pay interest and dividend income and repay principal. Investments in non-investment grade securities involve greater risk than investments in higher rated securities.

OUR COMMON SHARES DO NOT REPRESENT A DEPOSIT OR OBLIGATION OF, AND ARE NOT GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY OTHER GOVERNMENTAL AGENCY.

                            ------------------------

                               TABLE OF CONTENTS

                                 PAGE
                               --------
Prospectus Summary............     1
Summary of Fund Expenses......     9
Risk Factors..................    12
Use of Proceeds...............    18
The Fund......................    19
Investment Objectives and
  Policies....................    19
Use of Leverage...............    22
Interest Rate Transactions....    24
Management of the Fund........    25
Net Asset Value...............    27
Distributions.................    28
Dividend Reinvestment Plan....    29

                                 PAGE
                               --------
Description of Shares.........    30
Borrowings....................    32
Certain Provisions in the
  Declaration of Trust........    33
Repurchase of Fund Shares.....    35
Tax Matters...................    35
Underwriting..................    37
Custodian and Transfer
  Agent.......................    40
Legal Matters.................    40
Table of Contents of the
  Statement of Additional
  Information.................    41

    You should rely only on the information contained or incorporated by reference into this prospectus. We have not, and the underwriters have not, authorized anyone to provide you with different information. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information in this prospectus is accurate as of any date other than the date on the cover of this prospectus. Unless otherwise stated, all information in the prospectus assumes that the underwriters' over allotment option is not exercised. See "Underwriting."

    You should read this prospectus, which contains important information about us, before deciding whether to invest in our common shares, and retain it for
future reference. A Statement of Additional Information, or SAI, dated       ,
2004, containing additional information about us, has been filed with the Securities and Exchange Commission, or SEC, and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the SAI, the table of contents of which is on page 41 of this prospectus, by calling 1-866-790-8165 or 1-617-332-9530 or by writing to us. You can get the same information free from the SEC's EDGAR database on the Internet (HTTP://WWW.SEC.GOV).

    Until             , 2004 (25 days after the date of this prospectus), all
dealers that buy, sell or trade our common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                               PROSPECTUS SUMMARY

    THIS SUMMARY MAY NOT CONTAIN ALL OF THE INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING IN OUR COMMON SHARES. YOU SHOULD REVIEW THE MORE DETAILED INFORMATION CONTAINED ELSEWHERE IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION, ESPECIALLY THE INFORMATION SET FORTH AT "RISK FACTORS."

The Fund..........................  RMR Hospitality and Real Estate Fund is a newly organized, non-
                                    diversified, closed end management investment company.

The Offering......................  We are offering       of our common shares. The public offering
                                    price is $20.00 per common share. You must purchase at least
                                    100 common shares ($2,000). We have granted the underwriters an
                                    option to purchase up to       additional common shares to
                                    cover over allotments, if any.

                                    Our primary investment objective is to earn and pay to our
Investment Objectives.............  shareholders a high level of current income by investing in hospitality and real estate companies. Generally, a hospitality company is a company which derives at least 50% of its revenue directly or indirectly from or has at least 50% of its assets invested in businesses related to lodging, dining, recreation or entertainment services. Hospitality companies include, but are not limited to, companies that own, operate, franchise or support hotels, resorts, clubs, tourism, restaurants,
                                    recreation and cruise lines. Generally, a real estate company is a company which derives at least 50% of its revenue directly or indirectly from real estate or has at least 50% of its
                                    assets represented by ownership of real estate. If a company qualifies as both a hospitality company and a real estate
                                    company, our investments in securities of that company will be classified by our Advisor as either hospitality or real estate investments. Capital appreciation is our secondary objective.
                                    There can be no assurance that we will achieve these
                                    objectives. Our investment objectives are fundamental policies and cannot be changed without shareholder approval.

Investment Strategy...............  We intend to use the proceeds of this offering and leverage to make investments in hospitality and real estate securities.
                                    Generally, under normal market conditions, our investment
                                    strategies will be as follows:

                                    -    At least 90% of our managed assets will be invested in
                                         income producing common shares, preferred shares and debt
                                         securities, including convertible preferred and debt
                                         securities, issued by hospitality and real estate
                                         companies. Managed assets not so invested will be invested in other debt, equity securities and money market
                                         instruments.

                                    -    At least 25% of our managed assets will be invested in
                                         securities issued by hospitality companies.

                                    -    At least 25% of our managed assets will be invested in
                                         securities issued by real estate companies, including real estate investment trusts, or REITs.

                                    -    We expect that our investments in hospitality company
                                         securities will be predominantly debt and preferred
                                         securities. We expect that our investments in real estate
                                         company securities will be predominantly common and
                                         preferred securities issued by REITs. REITs generally pay
                                         high distributions as compared to other companies because
                                         of tax regulations that require REITs to distribute at
                                         least 90% of their taxable income. We intend to use the
                                         combination of dividends and interest to meet our
                                         objective of high current income.

                                    -    The preferred shares and debt securities in which we may
                                         invest are sometimes referred to as "ratable securities."
                                         We will not invest in non-investment grade ratable
                                         securities if, as a result of the investment, more than
                                         45% of our managed assets would be invested in
                                         non-investment grade ratable securities including high
                                         yield bonds (commonly referred to as "junk bonds"),
                                         convertible debt securities, preferred securities (whether convertible or not) and non-investment grade asset or
                                         mortgage backed securities. A ratable security will be
                                         considered non-investment grade if it is not rated Baa3,
                                         BBB-, BBB- or higher by one of Moody's Investors Service,
                                         Inc., ("Moody's"), Standard & Poor's, a division of The
                                         McGraw-Hill Companies, Inc. ("S&P") or Fitch, Inc.
                                         ("Fitch"), respectively, or if it is unrated but
                                         considered to be of comparable quality by our Advisor.

                                    -    In anticipation of, or in response to, adverse market
                                         conditions or for cash management purposes, we may
                                         temporarily hold all or any portion of our assets in cash, money market instruments, commercial paper, shares of
                                         money market funds, investment grade bonds or other
                                         investment grade debt securities, including government
                                         securities. Our investment objectives may not be achieved
                                         during these times.

                                    -    In connection with our use of leverage, we may enter into
                                         interest rate swap or cap transactions or purchase or sell futures or options on futures.

                                    -    We will not invest in the securities of Hospitality
                                         Properties Trust or any company managed by Reit
                                         Management, or any other affiliate of our Advisor.

Use of Leverage...................  We intend to use leverage by issuing fund preferred shares or by borrowing from banks or other financial institutions in an aggregate of approximately 25% of our managed assets after the issuance or borrowing. All distributions on and redemption of our fund preferred shares and all payments of interest and repayments

                                    of principal on our borrowings, will have priority claims on our income and assets over distributions payable on our common shares. Our current intent is to use leverage by issuing fund preferred shares within three months after the completion of this offering, subject to market conditions and other factors.

                                    We intend to use the net proceeds of our issuance of fund
                                    preferred shares or borrowings to invest in securities of
                                    hospitality and real estate companies. So long as the returns that we realize on these investments exceed the distributions paid on our fund preferred shares or the interest cost of our borrowings plus our expenses arising from these investments, this leverage strategy will increase the income available for our common shares and allow us to pay higher distributions to you than we might pay without using leverage.

                                    The use of leverage involves risks and there is no guaranty that we will issue fund preferred shares or make borrowings or that our leverage strategy will be successful in increasing our income or the distributions you receive. If the income we
                                    receive on investments funded with leverage is less than our leverage costs, the use of leverage may reduce our income and decrease the distributions you receive from us.

                                    We may enter into interest rate swap or cap transactions to hedge against changes in short-term interest rates which affect the cost of our leverage. These hedges may mitigate, but will not eliminate, the impact on us of rising interest rates.

Distributions on Common Shares....  We intend to pay regular monthly cash distributions. We expect our initial distribution will be declared approximately 60 days, and paid approximately 90 days, after the completion of the initial closing of this offering. Our distribution rate may be adjusted from time to time by our board of trustees,
                                    depending upon, among other things, the actual or anticipated performance of our investments, the distributions payable on our fund preferred shares, if any, and interest payable on our debt, if any.

                                    We expect that a substantial portion of our distributions will be ordinary income, but part of our distributions may be return of capital or capital gains.

Dividend Reinvestment Plan........  We have a dividend reinvestment plan which is sometimes referred to as an "opt out plan." Under this plan you will receive all of your distributions in our common shares, unless you elect to receive them in cash. You will also have the
                                    option to acquire additional common shares for cash. Our stock transfer agent and registrar, EquiServe Trust Company, N.A. and its affiliate EquiServe, Inc., will administer this plan.
                                    EquiServe will receive your distributions

                                    and purchase our common shares in the market or from us for your account. Shares will be purchased from us as newly issued shares whenever the market price of our common shares plus estimated brokerage costs is equal to or greater than our net asset value. Shares will be purchased in open market
                                    transactions whenever the market price of our common shares plus estimated brokerage costs is less than our net asset
                                    value. This automatic reinvestment of distributions will not relieve you of tax obligations arising from your receipt of distributions even though you will not receive any cash.

Investment Advisor................  Our Advisor will be our investment manager. Our Advisor is a company that has a limited operating history, having begun the substantial part of its current business activities in December
                                    2003. As of February 29, 2004, our Advisor had $133 million of assets under management.

                                    Our Advisor is an affiliate of Reit Management. Reit Management has been in business since 1986 and provides management
                                    services to Hospitality Properties Trust ("Hospitality
                                    Properties"), a REIT which owns hotel properties, HRPT
                                    Properties Trust ("HRPT Properties"), a REIT which owns office buildings, and Senior Housing Properties Trust ("Senior
                                    Housing"), a REIT which owns senior housing properties, and to other real estate related businesses. Together these entities have invested over $8.5 billion in real estate in over 650 properties containing approximately 71 million square feet of space in 42 states of the U.S. and in the District of Columbia.
                                    Personnel of the Advisor who are responsible for our day to day operations and who contribute to our investment decisions are also involved in the operations of Reit Management. We believe that their experience in direct ownership and management of real estate including the management of Hospitality Properties may afford us a competitive advantage in evaluating the
                                    securities which are issued by hospitality and real estate companies.

                                    We will pay our Advisor a monthly fee equal to an annual rate of 0.85% of our average daily managed assets (i.e., the net asset value of our common shares plus the liquidation
                                    preference of any fund preferred shares and the principal
                                    amount of any borrowings outstanding). Because this fee is calculated on the basis of our managed assets, our use of
                                    leverage increases the fee paid to our Advisor. For the five years after the closing of this offering, our Advisor has
                                    agreed to waive its fees equal to an annual rate of 0.25% of our average daily managed assets. In addition, our Advisor will pay all organizational and offering expenses, excluding the sales load, which exceed $0.04 per common share.

Custodian.........................  State Street Bank and Trust Company will serve as custodian of our assets.

Administration and
  Subadministration...............  Our Advisor will also act as our administrator. Substantially all administrative activities will be conducted on our behalf by State Street Bank and Trust Company, as subadministrator.

Transfer Agent....................  EquiServe Trust Company, N.A. and its affiliate EquiServe, Inc.
                                    will serve as our transfer agent.

Listing and Symbol................  We have applied to list our common shares on the AMEX under the symbol "RHR".

Principal Risks...................  NO OPERATING HISTORY. We are a newly organized company and have no history of operations.

                                    INEXPERIENCED ADVISOR. Our Advisor has limited experience
                                    managing a registered investment company.

                                    CONCENTRATION OF INVESTMENTS. Our portfolio will be
                                    concentrated in the hospitality and real estate industries. A decline in the revenues or profitability of the hospitality industry or in the market value of real estate generally is likely to cause a decline in the value of our common shares.
                                    Certain issuers whose securities we purchase may be active in both the real estate and hospitality industries and thus may be exposed to the risks affecting both industries.

                                    NON-DIVERSIFICATION RISK. Our investment portfolio will be focused upon securities in only two industries. Also, because we are non-diversified under the Investment Company Act of
                                    1940, we can invest a greater percentage of our assets in
                                    securities of a single company than can a diversified fund.
                                    Accordingly, the value of your investment in our common shares may be more volatile than an investment in a diversified fund.

                                    HOSPITALITY INDUSTRY RISKS. Our investment focus on hospitality securities creates risks, including the following:

                                    -    Much of the hospitality industry is highly dependent upon
                                         business travel and entertainment spending. Economic
                                         declines or the anticipation of economic declines can
                                         bring rapid declines in the levels of travel and
                                         entertainment spending.

                                    -    Many segments of the hospitality industry are dependent
                                         upon travel, particularly the airline industry. If airline travel is significantly reduced because of safety concerns as occurred after the terrorist attack on the United
                                         States on September 11, 2001, the hospitality industry
                                         will be negatively affected, and the value of hospitality
                                         industry securities in which we invest may decline.

                                    -    Some parts of the hospitality industry are vulnerable to
                                         rapid changes in consumer tastes and preferences. For
                                         example, hotels

                                         generally require high levels of capital expenditures to
                                         remain up to date and competitive; and these capital
                                         expenditures can affect the profitability of hotels and
                                         the values of securities which we may own.

                                    REAL ESTATE RISKS. Our investment focus on real estate
                                    securities creates risks, including the following:

                                    -    Securities of companies that own office or industrial
                                         buildings are vulnerable to changes in office or
                                         industrial occupancies and rents; securities of companies
                                         that own healthcare facilities may be highly dependent
                                         upon Medicare and Medicaid payments which are subject to
                                         changes in government policies; securities of companies
                                         that own retail properties are vulnerable to changes in
                                         consumer spending practices and to bankruptcies of large
                                         retail firms; securities of companies that own apartment
                                         buildings are affected by changes in housing market
                                         conditions; and securities of companies that own other
                                         types of real estate are subject to risks associated with
                                         that type of real estate.

                                    -    Real estate companies in which we will invest are
                                         susceptible to other special risks. For example: real
                                         estate taxes and property insurance costs have increased
                                         materially within the past few years; environmental laws
                                         have made real estate owners responsible for clean up
                                         costs which can be material; and other laws require real
                                         estate owners to incur capital expenditures such as laws
                                         that require access for disabled persons.

                                    BELOW INVESTMENT GRADE SECURITIES RISKS. We may invest up to
                                    45% of our managed assets in ratable securities which are below investment grade. In addition, none of the common equity
                                    securities in which we will invest are expected to be rated.
                                    These investments should be considered speculative. Because we will invest in speculative securities, your investment in our common shares will involve a greater risk of loss than an
                                    investment which is focused only on higher rated securities.

                                    SMALL COMPANY RISKS. Many hospitality and real estate companies in which we will invest may be smaller and have more debt than companies traded in the capital markets generally. Smaller capitalization and more leverage may mean that securities
                                    issued by hospitality and real estate companies may be more volatile than securities issued by larger or less leveraged companies.

                                    LIQUIDITY RISKS. A significant part of our investments,
                                    especially our investments in hospitality securities, may be in debt securities. Some of the debt securities in which we invest may not be registered with the SEC, some may not be regularly traded and some may have no established trading market because they are new issues. Investments in these types of illiquid securities involve

                                    special risks. For example, we may not be able to quickly
                                    dispose of these securities at prices which we might be able to obtain if they were widely traded. If we want to sell illiquid investments but are unable to do so, we may need to increase our leverage or sell other investments, either of which could increase other risks, reduce our net asset value or limit the future potential returns on our shares. Limited liquidity can also depress the market price of securities and, as a result could depress the market price of our shares, our ability to use leverage and our capacity to make distributions to our shareholders.

                                    FINANCIAL MARKET RISK. Your investment in our common shares will represent an indirect investment in hospitality and real estate securities owned by us. Some of the securities we will own will be traded on a national securities exchange or in the over-the-counter markets. The prices of the securities in which we will invest will fluctuate from day to day and may decline in value. The net asset value of the Fund may be affected by a decline in financial markets in general. We intend to utilize leverage, which magnifies financial market risks.

                                    CREDIT RISK. Our ability to collect payments due to us on our investments in debt and other ratable securities, and the
                                    market value of those securities, generally are dependent upon the creditworthiness of the issuer. The risk that an issuer does not make payments is known as credit risk. Generally, lower rated securities have greater associated credit risk than higher rated securities. If an issuer suffers adverse changes to its financial condition, the market value of that issuer's ratable securities generally will decline. If a rating agency lowers its rating of a security, the market value of that
                                    security generally will decline. If these conditions exist for securities we own, the value of our common shares will decline.

                                    LEVERAGE RISKS. We intend to use leverage to increase our
                                    investments. Holders of our preferred shares or our debt will have priority claims to our income and assets over your rights as an owner of our common shares. Because we will use leverage, if the value of our investments declines, the value of your common shares will decline faster than it would if we had
                                    invested without leverage.

                                    INTEREST RATE RISKS. We will be exposed to two principal types of interest rate risks:

                                    -    Our cost of leverage will increase as interest rates
                                         increase. These increased costs may result in less net
                                         income available for distribution to you as a common
                                         shareholder.

                                    -    When interest rates rise the market values of dividend and interest paying securities usually fall. Because most of
                                         our

                                         investments will be in dividend and interest paying
                                         securities and because we expect to make distributions to
                                         our shareholders, both our net asset value and the market
                                         price of our common shares are likely to decline when
                                         interest rates rise.

                                    We may mitigate, but are unlikely to eliminate, interest rate risks by investing in interest rate hedges. Interest rate risks may be magnified if we hedge interest rates based upon
                                    expectations concerning interest rates that prove inaccurate.

                                    MARKET DISCOUNT RISK. Shares of closed end investment companies frequently trade at a discount to net asset value.

                                    REDEEMABLE SECURITIES RISKS. We expect that many of the
                                    securities in which we will invest will provide their issuer a right of redemption. If issuers exercise their redemption
                                    rights, we may not realize the value for any premium we may have paid for these securities and we may be unable to reinvest the proceeds we receive to achieve as much income as we
                                    received on the redeemed securities.

                                    MORTGAGE OR COLLATERAL BACKED SECURITIES RISKS. Securities
                                    which are secured by mortgages or interests in a pool of other securities have a value that is highly dependent upon the value of the underlying real estate or other collateral. Repayment of mortgage backed securities at final maturity is often highly dependent upon sale of collateral or replacement financing. If we invest in mortgage or collateral backed securities, we will likely purchase mortgage backed or collateralized securities which are subordinated as to payments and other rights to
                                    senior classes, which subject the subordinated classes to
                                    materially greater risk of non-payment than senior classes.

                                    ANTI-TAKEOVER PROVISIONS. Our declaration of trust and bylaws contain provisions which limit the ability of any person to acquire control of us or to convert us to an open end fund.
                                    These provisions may deprive you of the ability to sell your common shares at a premium to their market value.

                                    MARKET DISRUPTION RISK. Volatility in securities markets
                                    precipitated by terrorist attacks, war or other world events such as those that occurred in 2001, 2002 and 2003 may have long term negative effects on those markets. The value of
                                    securities in which we intend to invest and your common shares may be more volatile or decline in the event of future
                                    terrorist activity, war or instability.

                            SUMMARY OF FUND EXPENSES

    The purpose of the following is to help you understand the fees and expenses that you, as a common shareholder, will bear directly or indirectly. This information shows transaction fees and expenses arising from your purchase of our shares. The table below is based on estimated amounts for our first year of operations and assumes that we issue approximately 7,500,000 common shares and that we use leverage, as we currently expect, to increase our investments by issuing fund preferred shares within three months following the completion of this offering. The amount of leverage and the type of leverage we will use will depend upon market conditions in effect from time to time. Note 3 to the table below also shows our expenses, but assumes that no leverage is used (as will be the case prior to our issuance of fund preferred shares or our borrowings).

                        SHAREHOLDER TRANSACTION EXPENSES

Sales load paid by you (as a percentage of offering
  price)....................................................  4.5%
Organizational and other offering expenses borne by the Fund
  (as a percentage of offering price).......................  0.2%(1)
Dividend reinvestment and cash purchase plan fees...........  None(2)

                                ANNUAL EXPENSES

                                                     AS A PERCENTAGE OF NET ASSETS ATTRIBUTABLE TO
                                                         COMMON SHARES (ASSUMES FUND PREFERRED
                                                         SHARES ARE ISSUED EQUAL TO 25% OF OUR
                                                                 MANAGED ASSETS)(3)(4)
                                                     ---------------------------------------------
Management fees....................................                       1.13%
Interest payments on borrowed money................                       None
Other expenses(5)..................................                       0.49%
                                                                          ----
Total annual expenses..............................                       1.62%
Fee waiver (years 1-5)(6)..........................                      (0.33)%
                                                                          ----
Total net annual expenses (years 1-5)..............                       1.29%

--------------------

(1) Our organizational and offering expenses, excluding the sales load, which exceed $0.04 per common share (0.2% of the offering price) will be paid by our Advisor. If we issue fund preferred shares, costs of that issuance will be borne immediately by common shareholders and will result in a reduced net asset value of common shares. Assuming issuance of fund preferred shares in an amount equal to 25% of our managed assets (after issuance) these offering costs are estimated to be approximately $750,000 or $0.10 per common share (0.50% of the common share offering price).

(2) You will not be charged any fees if your distributions are paid in common shares newly issued by us or in cash. Each participant in the Dividend Reinvestment Plan will be charged a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases of our common shares under the Plan. You will also pay service and brokerage charges if you direct the dividend reinvestment plan agent to sell your common shares held in a dividend reinvestment account. See "Dividend Reinvestment Plan."

(3) Amounts are based upon estimated amounts for the year following completion of this offering. The table presented in this footnote estimates, for the year following the completion of this offering, our expenses assuming that we do not issue any fund preferred shares or otherwise leverage our assets.

                                                         AS A PERCENTAGE OF NET ASSETS
                                                            ATTRIBUTABLE TO COMMON
                                                            SHARES (ASSUMES NO FUND
                                                         PREFERRED SHARES ARE ISSUED)
                                                         -----------------------------
Management fees........................................               0.85%
Interest payments on borrowed money....................               None
Other expenses(5)......................................               0.39%
                                                                      ----
Total annual expenses..................................               1.24%
Fee waiver (years 1-5)(6)..............................              (0.25)%
                                                                      ----
Total net annual expenses (years 1-5)..................               0.99%

(4) Although we expect to issue fund preferred shares, in the event we leverage by borrowing in an amount equal to 25% of our managed assets (including the amount obtained through borrowings), we estimate that, for the year following the completion of this offering, our expenses stated as a percentage of net assets attributable to common shares would be: Management fees -- 1.13%; Interest payments on borrowed money (assuming an interest rate of 5% per annum which is subject to change based upon market conditions) -- 1.67%; Other expenses -- 0.40%; Total annual expenses -- 3.20%; and Total annual expenses net of fee waiver -- 2.87%. Based on these estimates and in accordance with the example below, the expenses for 1, 3, 5, and 10 years would be $74, $130, $188 and $359.

(5) Estimated first fiscal year following completion of this offering.

(6) The Advisor has contractually agreed to waive part of its management fee in the amount of 0.25% of average daily managed assets for our first five years of operations. See "Management of the Fund."

    The following examples illustrate the expenses (including the sales load of $45 and estimated offering expenses of $2), that you would pay on each $1,000 investment in our common shares, assuming a 5% annual return. The purpose of these examples is to assist you in understanding the various costs and expenses that you, as a common shareholder, will bear directly or indirectly. The following examples assume that all distributions are reinvested at net asset value and a 5% annual rate of return, as mandated by applicable regulations, and reflect the Advisor's contractual agreement to waive a portion of its management fee equal to 0.25% of average daily managed assets during the first five years of our operations. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, LEVERAGE OR RATES OF RETURN. OUR ACTUAL EXPENSES, LEVERAGE AMOUNT OR ANNUAL RATE OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLES.

    The first example also assumes that we issue fund preferred shares equal to 25% of our managed assets and incur estimated fund preferred share offering costs of $5 on each $1,000 investment in common shares.

                                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                    --------   --------   --------   --------
Cumulative expenses paid by an investor on each
  $1,000 invested in common shares, assuming a 5%
  annual return throughout the indicated
  periods.........................................    $64        $ 90       $118       $213

    The following example assumes that we do not issue any fund preferred shares.

                                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                    --------   --------   --------   --------
Cumulative expenses paid by an investor on each
  $1,000 invested in common shares, assuming a 5%
  annual return throughout the indicated
  periods.........................................    $57        $77        $99        $179

                                  RISK FACTORS

    WE ARE A NON-DIVERSIFIED, CLOSED END MANAGEMENT INVESTMENT COMPANY DESIGNED PRIMARILY AS A LONG TERM INVESTMENT AND NOT AS A TRADING VEHICLE. WE DO NOT INTEND TO BE A COMPLETE INVESTMENT PROGRAM. BECAUSE OF THE UNCERTAINTIES INHERENT IN ALL INVESTMENTS, THERE CAN BE NO ASSURANCE THAT WE WILL ACHIEVE OUR INVESTMENT OBJECTIVES. ALL STOCK MARKET INVESTMENTS INVOLVE RISKS, INCLUDING THE RISK THAT YOU MAY LOSE SOME OR ALL OF YOUR INVESTMENT. YOUR COMMON SHARES AT ANY TIME MAY BE WORTH LESS THAN YOU INVESTED, EVEN AFTER TAKING INTO ACCOUNT THE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS WHICH YOU RECEIVE. BEFORE DECIDING TO PURCHASE ANY OF OUR SHARES YOU SHOULD CONSIDER THE FOLLOWING MATERIAL RISKS:

NO OPERATING HISTORY

    We are a newly organized company and have no history of operations.

INEXPERIENCED ADVISOR

    Our Advisor has limited experience managing a securities investment company like the Fund. Our Advisor began the substantial part of its current business activities in December 2003. As of February 29, 2004, our Advisor had
$133 million of assets under management, consisting entirely of the assets of RMR Real Estate Fund.

CONCENTRATION OF INVESTMENTS

    Our investment objectives will concentrate our portfolio in the hospitality and real estate industries. If the revenues or profitability of the hospitality industry generally decline, the market values of hospitality securities in which we have invested are likely to decline. If the value of real estate generally declines, the market value of the real estate securities in which we have invested are likely to decline. If these declines occur, they are likely to cause a decline in the value of our common shares.

NON-DIVERSIFICATION RISK

    We are a non-diversified investment company. We may make a significant part of our investments in a limited number of securities, and our investments will be focused upon securities in only two industries. Because our investment portfolio will be less diversified than that of most other investment companies, the value of your investment in our common shares over time may be more volatile than an investment in a diversified fund.

HOSPITALITY INDUSTRY RISKS

    Our investment focus on hospitality securities creates risks, including the following:

    - We expect a portion of our portfolio investments will be in securities issued by companies that provide hospitality, lodging, dining or entertainment services. The hospitality industry is highly dependent upon business spending. When business managers curtail spending, travel and entertainment items are often severely reduced or eliminated. Economic declines or the anticipation of economic declines can bring rapid declines in revenue and profitability of hospitality companies.

    - Many parts of the hospitality industry are dependent upon the travel industry, particularly the airline industry. If airline travel is significantly reduced, revenue and profitability of hospitality companies are likely to be negatively impacted. For example, immediately following the September 11, 2001, terrorist attacks in the United States, the airline industry suffered severe declines and, as a consequence, many hotels realized significant declines in revenue and incurred losses. A terrorist attack or any other factor which may cause a decline in travel is likely to have an adverse impact upon the value of hospitality securities in which we invest and in the value of our shares.

    - Some parts of the hospitality industry are vulnerable to rapid changes in consumer preferences. For example, hotels generally require capital expenditures on a regular basis to remain attractive to customers. These capital requirements and changes in consumer preferences may adversely affect the value of the hospitality securities in which we invest.

REAL ESTATE RISKS

    A number of risks are created by our investment focus on real estate securities, including the following:

    - We expect a portion of our real estate investments will be in securities of companies that own office or industrial buildings. During the past year, office and industrial occupancies and rents have declined in some areas of the United States. Increases in office and industrial occupancies and rents have historically lagged general economic recoveries, and we do not expect occupancies and rents to improve in the near future.

    - We expect a portion of real estate portfolio investments will be in securities of companies that own healthcare facilities, age restricted apartments, congregate care properties, assisted living facilities and nursing homes. The physical characteristics of these properties and their operations are highly regulated and those regulations often require capital expenditures or restrict the profits realizable from these properties. Also, some of these properties are highly dependent upon Medicare and Medicaid payments which are subject to changes in governmental budgets and policies.

    - We expect a portion of our real estate investments will be in securities of companies that own retail properties. The values of these properties are vulnerable to changes in consumer spending practices and to bankruptcies of large retail firms.

    - We expect a portion of our real estate investments will be in securities of companies that own apartment buildings. The values of these properties are affected by changes in employment, and to decreased demand caused by the availability of low cost home ownership financing.

    - We expect a portion of our real estate investments will be in securities of companies that own properties that are leased on a net basis to single tenants. The value of these properties will vary with the financial strength or business prospects of their tenants.

    - We expect a portion of our real estate investments will be in securities of companies that own other types of specialized real estate, including but not limited to self storage facilities, manufactured homes and entertainment related facilities. The values of these properties are affected by changes in consumer preferences and general economic conditions.

    - Real estate companies and their securities in which we will invest are susceptible to special risks not shared by the securities market generally. For example: real estate taxes and insurance costs are large expenses of real estate companies, and these costs have tended to increase materially within the past few years; various environmental protection laws have made real estate owners and previous owners responsible for clean up costs which can be material; and other laws require real estate owners to incur capital expenditures such as laws that require access by disabled persons.

BELOW INVESTMENT GRADE SECURITIES RISKS

    We may invest up to 45% of our managed assets in ratable securities that are below investment grade. In addition, none of our investments in common equity securities are expected to be rated. Lower rated securities tend to be more sensitive to adverse economic downturns or adverse individual company developments than more highly rated securities. Lower rated securities may provide only moderate protection of contractual or expected payments of interest, distributions, dividends or principal. For these reasons, these investments are considered speculative. Because we will invest in speculative securities, your investment in our common shares is likely to involve a greater risk of loss than an investment in a fund that focuses only on higher rated securities. Furthermore, the secondary markets in which lower rated securities are traded may be less liquid than the markets for higher grade securities. Less liquidity in the secondary trading markets could lower the price at which we can sell a lower rated security or cause large fluctuations in the net asset value of our common shares. If an issuer of lower rated securities defaults, we may incur additional expenses to seek recovery, or to foreclose on, take possession of and dispose of an issuer's assets, property or operations.

SMALL COMPANY RISKS

    Hospitality and real estate companies tend to be small or medium sized companies compared to companies that are traded in capital markets generally. Most hospitality and real estate companies also use debt leverage to finance their businesses. This combination of smaller equity capitalization and debt leverage may mean that securities issued by hospitality and real estate companies may be more volatile than securities issued by larger, less leveraged companies. These facts can adversely affect our financial performance, especially if we purchase or sell large amounts of an individual security within a short time.

LIQUIDITY RISKS

    A significant portion of our portfolio of investments, especially our investment in securities of hospitality companies may be in debt securities. Some of the debt securities in which we will invest may not be registered with the SEC, some may not be regularly traded on an established market or on any organized market and some may be new series of securities or issued by new companies and will therefore have no prior trading history. Investments in these types of illiquid securities involve special risks. For example, we may not be able to quickly dispose of these securities at prices which we might be able to obtain if these securities were widely traded on established markets. If we find the market for these investments to be illiquid at the time we determine to sell these investments to meet our distributions or our leverage or other obligations or to accommodate changes in our portfolio of investments considered desirable by our Advisor, we may need to increase our leverage or sell other investments, either of which could increase other risks, reduce our net asset value or limit our future potential returns on our shares. Limited liquidity can also depress the market price of securities and, as a result, could depress the market price of our shares, our ability to use leverage and our capacity to make distributions to our shareholders.

FINANCIAL MARKET RISK

    Your investment in our common shares will represent an indirect investment in hospitality and real estate securities owned by us. Some of the securities we will own are traded on a national securities exchange or in the over-the-counter markets. The prices of shares and other securities of hospitality and real estate companies, including REITs, and other securities in which we will invest will fluctuate from day to day and may decline in value. The net asset value of the Fund may be affected by a decline in financial markets in general. We intend to utilize leverage, which magnifies financial market risks.

CREDIT RISK

    Our ability to collect payments due to us by the issuer or guarantor of our investments in debt and other ratable securities or from the counterparty to a derivatives or other contract is generally dependent upon the creditworthiness of the issuer. The risk that an issuer of a security or a contract obligor does not make anticipated payments is known as credit risk. Adverse changes to an issuer's or obligor's financial position or business prospects generally increase credit risk and lower the value of investments which are dependent upon payments from that issuer or obligor. Generally, lower rated securities have greater associated credit risk than higher rated securities. If an issuer suffers adverse changes to its financial condition, the market value of that issuer's ratable securities generally will decline. If a rating agency lowers its rating of a security, the market value of that security generally will decline. Lowered ratings from rating agencies or real or perceived declines in creditworthiness of an issuer of securities in which we invest will lower the value of our portfolio of investments and may cause the value of your investment in our common shares to decline.

LEVERAGE RISKS

    We intend to use leverage to increase our investments by issuance of fund preferred shares within three months following the completion of this offering, subject to market conditions, achievement of appropriate investment ratings from rating agencies on proposed fund preferred shares and approval by our board of trustees. We may also leverage by borrowing from banks or financial institutions. Utilization of leverage is a speculative investment technique which involves risks to you as a common shareholder. The principal risks arising from our use of leverage are as follows:

    - Our fund preferred shareholders and lenders will have priority claims to our income and assets over your rights as a common shareholder. Generally, this means they must be paid before you are paid distributions or proceeds of our liquidation.

    - If the market value of our investments declines, our asset value per common share will decline faster if we use leverage than it would decline if we did not use leverage.

    - If the yield from our investments declines, the yield or cash flow available for us to pay distributions to common shareholders will decline faster if we use leverage than it would decline if we did not use leverage.

    - The terms of our fund preferred shares, our borrowings or the rating agencies which rate our leverage instruments, may require covenants and guidelines which restrict our ability to operate, and these restrictions may limit our ability to pay distributions to common shareholders or otherwise require actions which are adverse to the interests of common shareholders.

    - Our obligations to pay distributions on and redeem fund preferred shares or to pay interest on and repay borrowings may cause us to liquidate investments during adverse market conditions which may result in losses.

The risks arising from leverage will be principally borne by our common shareholders, not by our fund preferred shareholders, our lenders or by our Advisor. See "Use of Leverage."

INTEREST RATE RISK

    We will be exposed to two principal types of interest rate risks:

    - The cost of distributions on any fund preferred shares and borrowings used for leverage will increase as interest rates increase. These increased costs may result in less net income available for distribution to you as a common shareholder.

    - When interest rates rise, the market values of dividend or interest paying securities usually fall. Because most of our investments will be in dividend or interest paying securities and because we expect to make regular distributions to our shareholders, both our net asset value and the market price of our common shares are likely to decline when interest rates rise.

We may enter into interest rate swap or cap transactions to hedge against changes in short term interest rates which affect the level of distributions on our fund preferred shares or our cost of borrowings. These hedges may mitigate, but will not eliminate, the impact on us of rising interest rates. If we enter an interest rate swap, a decline in short term interest rates may result in an increase in net amounts payable by us to the swap counterparty and a corresponding decline in the value of the swap. If we purchase an interest rate cap, a decline in short term interest rates may result in a decline in the value of the cap. If we enter into interest rate hedging transactions, a decline in short term interest rates may result in a decline in the net asset value of your common shares. See "Interest Rate Transactions."

MARKET DISCOUNT RISK

    Shares of closed end investment companies frequently trade at a discount to net asset value. We can provide you no assurance regarding the trading price of our common shares. The trading price of our common shares will be determined generally by the comparative number of common shares offered for purchase or sale at any time. Similarly, the value of our portfolio securities will move up and down primarily based on interest in buying or selling those securities. Accordingly, our net asset value will fluctuate and we cannot predict if our common shares will trade at, above or below our net asset value.

REDEEMABLE SECURITIES RISKS

    Many of the preferred securities in which we will invest have no maturity date, require perpetual payment of a fixed coupon and provide their issuer a right of redemption at a fixed price. Many of the debt securities in which we will invest include prepayment rights at prices either fixed or determined by formula. If we purchase these securities at a price that is in excess of their redemption price, and if issuers of these securities exercise their redemption rights, we may not realize the value for the premium we paid and we may be unable to reinvest the proceeds we receive to achieve as much income as we received on the redeemed securities.

MORTGAGE OR COLLATERAL BACKED SECURITIES RISKS

    We may purchase securities commonly referred to as CMBS, or commercial mortgage backed securities, or those commonly referred to as CBOs, or collateralized bond obligations, or similar securities. Securities which are secured by mortgages or interests in a pool of other securities have a value that is highly dependent upon the value of the underlying real estate or other collateral. Mortgage related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and not guaranteed by any entity. Like other debt securities, changes in interest rates generally affect the value of these securities. Investments in these securities are also subject to special risks of prepayment. Prepayment risk exists when the issuer of a security can prepay the principal prior to the security's maturity. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility and decrease the market value of these securities. In addition, early repayment of mortgages or other obligations underlying these securities may expose the Fund to a lower rate of return when it reinvests the principal. Further, the Fund may buy these securities at a premium. Accelerated prepayments on those securities could cause us to lose all or a portion of our investment represented by the premium paid. Repayment of mortgage backed securities at final maturity is often highly dependent upon sale of collateral or replacement financing. If we invest in mortgage or collateral backed securities, we will likely purchase mortgage backed or collateral backed securities which are subordinated as to payments and other rights to senior classes, which subjects the subordinated classes to materially greater risk of non-payment than senior classes. The manifestation of any of these risks could cause the value of our shares to decrease.

ANTI-TAKEOVER PROVISIONS

    Our declaration of trust and bylaws contain provisions which limit the ability of any person to acquire control of the Fund or to convert the Fund to an open end investment company. For example, our board of trustees may strictly enforce the provisions in our declaration of trust that prohibit any person or group from owning more than 9.8%, in the aggregate by value as well as by class, of our common shares. These provisions may have the effect of depriving you of the ability to sell your common shares at a premium to their market value. See "Certain Provisions in the Declaration of Trust."

MARKET DISRUPTION RISK

    The impact of terrorist attacks on the United States in 2001, the 2003 war in Iraq and instability in the Middle East has caused volatility in some securities markets and may have long term negative effects on those markets. In particular, periods of volatility due to world events in the past have led to acute declines in the value of unrated and non-investment grade rated securities, including the securities in which we intend to invest. Future terrorist activity, war or instability could have similar effects and may cause the value of the our investments and of your common shares to decline.

RISKS ARISING FROM TERRORIST ATTACKS

    The terrorist attacks on September 11, 2001, and related events led to increased short term market volatility and may have long term effects on U.S. and world economies and markets. Since the terrorist attacks on September 11, 2001, it has become difficult to obtain insurance for terrorist attacks on some high rise hotel, office and other buildings and the costs of that insurance and of other types of insurance have increased materially. Future terrorist attacks could have an adverse impact on the value and market prices of our investments and the net asset value and market price of your common shares.

INFLATION RISK

    Inflation risk is the risk that the value of income from investments will be worth less in the future. As inflation increases, the real value of your common shares and distributions may decline. In addition, during periods of rising inflation, distributions rates on fund preferred shares and interest costs on borrowings likely will increase, which would tend to further reduce returns to you as a common shareholder.

DEFLATION RISK

    Deflation risk is the risk that the value of assets will be less in the future. If deflation occurs, the assets of the companies in whose securities we invest and the value of those securities may decline. A decline in the value of our investments during periods of deflation will tend to reduce the market price of your common shares.

                                USE OF PROCEEDS

    The net proceeds of this offering of common shares will be $     . We have
granted the underwriters an option to purchase up to an additional       common
shares within 45 days of this prospectus at the public offering price to cover over allotments, if any. If the underwriters exercise their over allotment
option in full, the net proceeds of this offering will be $      . The Fund will
pay all of its organization and offering costs up to $0.04 per common share, or
$      , or $         , if the underwriters exercise their over allotment option in full. This payment may include payment of costs previously paid by our Advisor. Our Advisor has agreed to pay all of the organization and offering costs, excluding the sales load, which exceed $0.04 per common share. We expect to invest the net proceeds of the offering in a manner consistent with the investment objectives and policies described in this prospectus. We currently anticipate that we will be able to invest substantially all of the net proceeds within three months after the initial closing of this offering. Pending investment in accordance with our investment objectives and policies, we anticipate that the net proceeds will be invested in U.S. government securities or other high quality, short term money market instruments, including shares of money market funds managed by one or more of the underwriters.

                                    THE FUND

    We are a newly organized, non-diversified, closed end management investment company registered under the Investment Company Act of 1940, or the "1940 Act". We were organized as a Massachusetts business trust on January 27, 2004. We have applied to list our common shares on the AMEX under the symbol "RHR" subject to notice of issuance. Our principal place of business is located at 400 Centre Street, Newton, Massachusetts 02458, and our telephone number is 617-332-9530.

                       INVESTMENT OBJECTIVES AND POLICIES

    Our primary investment objective is to earn and pay to our shareholders a high level of current income by investing in hospitality and real estate companies. Capital appreciation is our secondary investment objective. These two investment objectives are fundamental, meaning they cannot be changed without common shareholder approval as described in the SAI. To achieve these objectives we intend to operate as follows:

    CONCENTRATION. We intend to concentrate our investments in companies which focus their operations in the U.S. hospitality and real estate industries. Under normal market conditions and after the initial investment period following this offering, at least 90% of our total investments will be in income producing securities of hospitality and real estate companies.

    TYPES OF SECURITIES. Under normal market conditions and after the initial investment period following this offering:

    - at least 25% of our managed assets will be invested in securities issued by hospitality companies;

    - at least 25% of our managed assets will be invested in securities issued by real estate companies, including REITs;

    - no more than 45% of our managed assets will be invested in non-investment grade ratable securities; and

    - our investments will generally include:

       - common shares;

       - preferred shares;

       - debt securities;

       - convertible debt and preferred securities; and

       - mortgage or other collateral backed securities.

We expect that our investments in real estate company securities will be primarily in common and preferred securities issued by REITs. We expect that our investments in hospitality company securities will be predominantly debt and preferred securities, some of which will be issued by REITs.

    - For purposes of our investment policies, a hospitality company is an entity that has at least 50% of its revenues or 50% of its assets derived from or related to activities necessary for, incident to, connected with, related to or arising out of the lodging, dining, recreation or entertainment services, which may include hotels, resorts, clubs, tourism, restaurants, recreation facilities, and cruise lines ("hospitality companies"); or derives at least 50% if its revenues directly or indirectly from providing services to hospitality companies.

    - For purposes of our investment policies, a real estate company is one that:

       - derives at least 50% of its revenues from the ownership, leasing, management, construction, sale or financing of commercial, industrial or residential real estate;

       - derives at least 50% of its revenues by providing goods or services to a real estate company; or

       - has at least 50% of its assets in real estate.

    If a company qualifies as both a hospitality company and a real estate company, our investments in securities of that company will be classified by our Advisor as either hospitality or real estate, and our Advisor may reclassify these investments at any time and from time to time consistent with maintaining maximum investment flexibility and providing us with an investment program consistent with our investment objectives.

    REAL ESTATE INVESTMENT TRUSTS. A real estate investment trust, or REIT, is a company that primarily owns income producing real estate or real estate mortgages. REITs combine investors' funds for investment in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income for each taxable year. As a result, REITs tend to pay relatively higher dividends than other types of companies. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. At this time, we expect to focus our investments primarily in securities issued by equity REITs.

    PREFERRED SHARES. Preferred shares pay fixed or floating distributions to investors and have a preference over common shares in the payment of distributions and the liquidation of the issuing company's assets. This means that a company generally must pay distributions on its preferred shares before paying any distributions on its common shares. Preferred shareholders usually have no or limited rights to vote for corporate directors or on other matters. The relative percentage of preferred shares compared to other types of securities in our investment portfolio will vary over time based on our Advisor's assessment of market conditions. In deciding whether to invest in preferred shares and in which preferred shares to invest, our Advisor expects to consider the securities available, the yields available, the ratings applicable to the preferred shares, the trading liquidity of the particular issuance of preferred shares, issuer call rights, if any, applicable to the preferred shares and the quality of the issuing company generally.

    COMMON SHARES. Common shares represent the equity ownership of a company. Common shareholders generally elect directors and are entitled to vote on the issuing company's major transactions. Common shareholders generally have no entitlement to dividends, but they receive dividends when and as declared by boards of directors or boards of trustees. Our Advisor will evaluate a number of factors in deciding whether to invest in common shares of individual companies. These factors will include the financial condition of the companies, the segment of the hospitality or real estate industry in which the company does business or the types of real estate the companies focus on, the economic and market conditions affecting the companies, the companies' growth potential, the security of the companies' current common share distributions, the potential for increases in the common share distributions and our Advisor's assessment of the quality of the companies' managements.

    CONVERTIBLE SECURITIES. Convertible securities are securities which may be exchanged for different securities. The most common forms of convertible securities are debt securities or preferred shares that may be exchanged for common shares of the same issuer at a fixed exchange ratio at the option of the convertible securities holders. In deciding whether to invest in convertible securities, our Advisor will consider the investment characteristics of the primary security such as the ratings and the interest rate or dividend yield, the investment characteristics of the securities into which the convertible securities may be exchanged and the terms applicable to the exchange transactions such as timing of the exchange elections and the ability of the issuers to compel or accelerate exchange decisions and our Advisor's assessment of the quality of the issuing companies and their managements.

    DEBT SECURITIES. Debt securities are borrowing obligations. Debt securities may be secured by the assets of the borrower or they may be unsecured. Unsecured debt securities may be senior debt which rank equally with most other debt obligations of an issuer or subordinated debt which generally is not paid until senior debt is satisfied. Some debt securities are issued by subsidiaries of a parent company and some are issued directly by a parent company or are guaranteed by the parent company. In deciding whether to invest in debt securities, our Advisor will consider the ratings of the debt securities, the interest rates and other terms applicable to the debt securities and the risk and business characteristics of the issuers.

    NON-INVESTMENT GRADE RATABLE SECURITIES. Generally, preferred shares and debt securities, including CMBS or CBO securities are considered ratable and are rated by one or more nationally recognized rating agencies, Moody's, S&P or Fitch. If a ratable security is not rated by a nationally recognized rating agency, our Advisor will determine its comparable rating before we invest in it. We consider a ratable security to be non-investment grade rated if it is not rated Baa3, BBB-, BBB- or higher by one of Moody's, S&P or Fitch, respectively, or if it is unrated and considered non-investment grade quality by our Advisor. For purposes of the Fund's credit quality policies, if the rating agencies assign different ratings to a security, we will use the rating chosen by our Advisor as most representative of the security's credit quality.

    We will not invest in non-investment grade ratable securities if as a result of the investment more than 45% of our managed assets would be invested in such securities. Securities which are not investment grade rated are considered to have speculative characteristics with regard to their capacities to pay interest, distributions or principal according to stated terms. Debt securities that are not investment grade quality are commonly referred to as junk bonds. Also, it is possible that ratable securities which we own may be downgraded to below investment grade and our Advisor may determine that it is in our best interests to retain those securities. Accordingly, although we have no present intention to cause or permit these circumstances to continue, it is possible that more than 45% of our managed assets may be considered to be invested in non-investment grade rated in some circumstances.

    RELATED PARTY INVESTMENTS. Our Advisor is the investment manager of RMR Real Estate Fund and an affiliate of our Advisor is the manager for each of Hospitality Properties, HRPT Properties and Senior Housing. The Fund will not invest in any securities issued by RMR Real Estate Fund, Hospitality Properties, HRPT Properties, Senior Housing or any other company which is affiliated with us or our Advisor.

    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). CMOs are fixed income securities secured by mortgage loans and other mortgage-backed securities and are generally considered to be derivatives. CMOs may be issued or guaranteed by the U.S. Government or its agencies or instrumentalities or collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality or may be non-U.S. Government guaranteed.

    CMOs carry general fixed income securities risks, such as credit risk and interest rate risk, and risks associated with mortgage-backed securities, including prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, an Advisor may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

    MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS AND STRIPPED MORTGAGE-BACKED SECURITIES. Mortgage-backed securities include securities backed by Ginnie Mae and Fannie Mae as well as by private issuers. These securities represent collections (pools) of commercial and residential mortgages. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

    These securities carry general fixed income security risks, such as credit risk and interest rate risk, as well as prepayment risk.

    DEFENSIVE POSITIONS. In anticipation of or in response to adverse market conditions or for cash management purposes, we may temporarily hold all or any portion of our assets in cash, money market instruments, shares of money market funds, investment grade bonds or other investment grade debt securities so that less than 90% of our total investments are in income producing securities of hospitality or real estate companies. As a result, we may not achieve our investment objectives during these times. If we decide to hold some of our assets in cash, we may invest our cash reserves in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, collateralized repurchase agreements, commercial paper and shares of money market funds.

                                USE OF LEVERAGE

    Within three months after completion of this offering, we intend to issue fund preferred shares and use the proceeds to make additional investments. We may also leverage by borrowing. We intend that our leverage will be 25% of our managed assets, however, we may in the future increase our total leverage to the extent permitted by law. Any distributions on and redemptions of our fund preferred shares and payments of interest and repayments of principal on our borrowings will have priority rights to our income and assets over the distributions payable to you as a common shareholder. Changes in the value of our portfolio securities, including costs attributable to leverage, will be borne entirely by you as a common shareholder, and as a result, our use of leverage will magnify the increases and decreases in our net asset value per common share.

    LEVERAGE RESTRICTIONS. Under the 1940 Act, we are not permitted to issue preferred shares unless immediately after the issuance the value of our total assets is at least 200% of the sum of the liquidation value of our outstanding preferred shares plus any borrowings (I.E., the liquidation value, plus any borrowings, may not exceed 50% of our total assets less liabilities other than borrowings). In addition, we are not permitted to declare distributions on our common shares unless at the time of such declaration our total assets value less liabilities other than borrowings is at least 200% of the liquidation value of our outstanding fund preferred shares. If fund preferred shares are issued, we intend to purchase or redeem fund preferred shares to the extent necessary to maintain the 200% liquidation value coverage of those shares. If fund preferred shares are issued, we expect that fund preferred shareholders will have the right to elect at least two but less than a majority of our trustees. Also, if we failed to pay required dividends on fund preferred shares, those shareholders may be able to elect a majority of our trustees and we may be prohibited from paying distributions to common shareholders.

    Under the 1940 Act, we generally are not permitted to borrow unless immediately after the borrowing the value of our total assets less liabilities other than the principal amount represented by borrowings is at least 300% of such principal amount (I.E., borrowings may not exceed 33 1/3% of our total assets less liabilities other than borrowings, except that we may borrow up to an additional 5% of our total assets for temporary purposes). In addition, we are not permitted to declare any cash or other distribution to you as a common shareholder unless, at the time of such declaration, the value of our total assets, less liabilities other than the principal amount represented by borrowings is at least 300% of such principal amount after deducting the amount of such distribution.

    If we use leverage, and if our investment portfolio declines in value, we may need to sell investments to raise sufficient capital to maintain these asset coverage requirements. Any sale of investments to meet asset coverage requirements may result in less proceeds to us than we would have been able to generate if we had maintained our investments for a longer period. Failure to maintain asset coverage requirements could result in our default under our fund preferred share indenture or our debt obligations. Our failure to pay dividends or make distributions could result in our ceasing to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), which could have a material adverse effect on the value of your common shares.

    We may be subject to certain restrictions imposed by the terms of our fund preferred shares, by a lender under future borrowings, or by guidelines required by rating agencies in connection with fund preferred share issuances or borrowings. These restrictions, covenants or guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. However, it is not anticipated that these covenants will impede our Advisor from managing our portfolio in accordance with our investment objectives; and, if our Advisor believes that such restrictions, covenants or guidelines would impede our ability to meet our investment objectives, we will not issue fund preferred shares or borrow, or we may discontinue use of leverage.

    IMPACT OF LEVERAGE. Assuming that leverage will (1) represent in the aggregate 25% of our managed assets after such leverage, and (2) require distributions on fund preferred shares or payments of interest on borrowings at an annual average rate of 5.00%, then the income generated by our portfolio (net of estimated expenses) must exceed approximately 1.25% of our managed assets in order to cover these distributions or payments. Of course, these numbers are merely estimates, used for illustration. Actual payment or interest rates may vary frequently and may be significantly higher or lower than this rate.

    The following table is designed to illustrate the effect of leverage on your total return, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in our portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what our investment portfolio returns will be. The table further assumes our issuance of fund preferred shares or borrowings which represent 25% of our managed assets after such borrowing or issuance and our currently projected effective annual preferred share distribution payment rate or borrowing interest rate of 5%. The table does not reflect any offering costs of common shares or fund preferred shares.

Assumed portfolio total return....................   (10.00)%      (5.00)%        0.00%         5.00%        10.00%
Corresponding return to common shareholder........   (15.00)%      (8.33)%       (1.67)%        5.00%        11.67%

    Your total return shown on this chart is composed of two elements: common share distributions we pay to you (the amount of which is largely determined by our net investment income after distributions on fund preferred shares and after interest on borrowings, if any) and realized and unrealized gains or losses on the value of the securities we own.

    During the time in which we are using leverage, the amount of the fees paid to our Advisor will be higher than if we did not utilize leverage because these fees will be calculated based on our managed assets.

    OTHER BORROWINGS. We may also borrow money on a temporary basis for extraordinary or emergency purposes, including the payment of distributions and the settlement of securities transactions which otherwise might require untimely dispositions of our securities.

                           INTEREST RATE TRANSACTIONS

    In connection with our use of leverage, we may enter into interest rate swap or cap transactions. Interest rate swaps involve our agreement to make fixed rate payments in exchange for another party's agreement to make variable rate payments to us or vice versa. We may also use an interest rate cap, which would require us to pay a premium, usually up front, to another party. If we use an interest rate cap, to the extent that a specified variable rate index exceeds a predetermined fixed rate, we would be entitled to receive payments equal to the excess multiplied by a notional amount. We intend to use interest rate swaps or caps only with the intent to reduce the risk that an increase in short term interest rates could have on your common shares as a result of leverage, but our use of interest rate swaps or caps is unlikely to eliminate this risk.

    The use of interest rate swaps and caps is a specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Depending on the level of interest rates in general, our use of these interest rate instruments could enhance or harm the overall performance of your common shares. To the extent interest rates decline, the net amount we pay under the interest rate swap could increase and the value of the swap or cap could decline, lowering the net asset value of your common shares. In addition, if short term interest rates are lower than our fixed rate of payment on the interest rate swap, the swap will reduce your common share net earnings. If, on the other hand, short term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance your common share net earnings if we receive payment. Buying interest rate caps could enhance the performance of your common shares by limiting our leverage expense. Buying interest rate caps could also decrease the net earnings of our common shares if the premium paid by us for the interest rate cap is more than the additional amount we would have been obligated to pay on our debt securities had we not entered into the interest rate cap agreement. We do not intend to enter into interest rate swap or cap transactions in a notional amount that would exceed the outstanding amount of our leverage.

    Interest rate swaps and caps do not generally require us to deliver securities or other underlying assets or principal, although we may pledge some of our assets to serve as collateral for our payment obligations under an interest rate swap. Accordingly, our risk of loss with respect to interest rate swaps is usually limited to the net amount of interest payments that we are contractually obligated to make. If the other party defaults, we would not be able to use the anticipated net receipts under the swap or cap to offset interest payments on our borrowings. Depending on whether we would be entitled to receive net payments from the other party on the swap or cap, which in turn would depend on the general state of short term interest rates at that time, such a default may also negatively impact our common share values. Although we cannot guarantee that the other party does not default, we will not enter into an interest rate swap or cap transaction with any party that our Advisor believes does not have the financial resources to honor its obligations under the interest rate swap or cap transaction. Further, our Advisor will monitor the financial stability of any other party to an interest rate swap or cap transaction in an effort to protect our investments.

    At the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that we will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could negatively impact our income and common share value.

    We may choose or be required to reduce or eliminate our use of fund preferred shares or borrowings. This may cause us to terminate early all or a portion of any swap or cap transaction. Early termination of a swap may result in a termination payment by or to us. We may also incur penalties associated with early termination.

    In connection with our use of leverage, we may purchase or sell futures or options on futures, which are described in the SAI.

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

    Our Advisor has a limited history, having begun the substantial majority of its current business activities in December 2003. As of February 29, 2004, our Advisor had $133 million of assets under management, consisting entirely of the assets of RMR Real Estate Fund. Our Advisor is an affiliate of Reit Management. Reit Management provides advice on real estate investments, property management services and research to Hospitality Properties, HRPT Properties, Senior Housing and various private companies. Together the companies managed by Reit Management have invested over $8.5 billion in over 650 properties with approximately
71 million square feet of space located across the U.S. in 42 states and the District of Columbia. Hospitality Properties has provided $3.2 billion of financing to hospitality industry participants. We believe that the experience in operating a company that provides financing to hospitality companies and in direct ownership and management of real estate of the personnel of Reit Management who will work for our Advisor may afford us a competitive advantage in evaluating hospitality and real estate companies and the securities which are issued by hospitality and real estate companies. However, our Advisor has only limited experience, and none of Reit Management or its affiliates has prior experience in managing a hospitality and real estate securities business like the Fund. Our Advisor is located at 400 Centre Street, Newton, Massachusetts 02458, and its telephone number is 617-796-8238.

TRUSTEES AND OFFICERS

    The overall management of our business is controlled by our board of trustees. Our board of trustees approves all significant agreements between us and companies providing services to us. Our day to day operations are delegated to our officers and to our Advisor, subject always to our objectives, restrictions and policies and to the general supervision of our board of trustees. Two of our trustees are the beneficial owners of our Advisor. Each of our officers is an officer of our Advisor and of Reit Management. The names and business addresses of our trustees and officers and their principal occupations and other affiliations during the last five years are set forth under "Management of the Fund" in the SAI.

PORTFOLIO MANAGERS

    Our portfolio managers are:

    BARRY M. PORTNOY. Mr. Portnoy is one of our trustees and has been a portfolio manager and trustee of RMR Real Estate Fund since its inception. He is also a Managing Trustee of Hospitality Properties, HRPT Properties, and Senior Housing and he has held those positions since these companies began business in 1995, 1986 and 1999, respectively. Mr. Portnoy is also a director of Five Star Quality Care, Inc., a public company engaged in the senior care business, and has held this position since it was spun off from Senior Housing in 2001. He is also a Director and 50% beneficial owner of Reit Management and of our Advisor and a Vice President of our Advisor.

    THOMAS M. O'BRIEN. Mr. O'Brien is our President and has been the President and a portfolio manager of RMR Real Estate Fund since its inception.
Mr. O'Brien joined Reit Management as a Vice President in April 1996. He has been President and a Director of our Advisor since its formation. Mr. O'Brien served as the Treasurer and Chief Financial Officer of Hospitality Properties from April 1996 until October 2002. Mr. O'Brien served as Executive Vice President of Hospitality Properties from October 2002 until December 2003.

ADVISORY AGREEMENT

    Under our investment management agreement with our Advisor (the "Advisory Agreement"), our Advisor has agreed to provide us with a continuous investment program, to make day to day investment decisions for us and generally to manage our business affairs in accordance with our investment objectives and policies, subject to the general supervision of our board of trustees. Our Advisor also provides persons satisfactory to our board of trustees to serve as our officers. Our officers, as well as our other employees and trustees may be directors, trustees, officers or employees of our Advisor and its affiliates, including Reit Management.

    Pursuant to the Advisory Agreement, we have agreed to pay our Advisor a management fee for its investment management services computed at the annual rate of 0.85% of our managed assets (which includes assets attributable to fund preferred shares and the principal amount of borrowings), payable monthly. Assuming we borrow or issue fund preferred shares in the amount of 25% of our managed assets after such borrowings and/or issuance of fund preferred shares, the annual fee that we would pay to the Advisor would be 1.13% of net assets attributable to our common shares, I.E., not including amounts attributable to borrowings and/or fund preferred shares. For the first five years of our operation, our Advisor has contractually agreed to waive a portion of its management fee equal to 0.25% of our managed assets. Assuming we issue fund preferred shares or borrow in the amount of 25% of our managed assets, the fee waiver would be equal to 0.33% of our managed assets attributable to our common shares per year. Our Advisor has also agreed to pay all the organizational costs and the expenses of this offering, excluding the sales load, which exceed $0.04 per common share.

    In addition to the fee paid to our Advisor, we pay all other costs and expenses of our operations, including, but not limited to, compensation of our trustees (other than those affiliated with our Advisor), custodian, transfer agency and distribution disbursing expenses, rating agency fees, legal fees, costs of independent auditors, expenses of repurchasing shares, expenses in connection with any borrowings or other capital raising activities subsequent to this offering, expenses of being listed on a stock exchange, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, membership in investment company organizations, expenses to maintain and administer our dividend reinvestment plan and taxes, if any.

ADMINISTRATION AGREEMENT

    Our Advisor performs administrative functions for us pursuant to an Administration Agreement. Under the supervision of our Advisor, State Street Bank and Trust Company has been selected as subadministrator to provide us with substantially all of our fund accounting and other administrative services, as more completely described in our SAI. Administrative costs are reimbursed to our Advisor and consist of out of pocket or other incremental expenses, including allocations of costs incurred by us, our Advisor and its affiliates and payments to State Street. The fee paid to State Street is computed on the basis of our managed assets at an annual rate equal to 0.04% of the first $250 million in assets, 0.025% of the next $250 million, 0.015% of the next $250 million and 0.01% of such assets in excess of $750 million with a minimum fee of $145,000. State Street is paid monthly.

                                NET ASSET VALUE

    Determinations of our common shares' net asset value are made in accordance with generally accepted accounting principles. We determine the net asset value of your common shares on each day the New York Stock Exchange is open for business, as of the close of the customary trading session (normally 4:00 p.m. eastern time), or any earlier closing time that day. We determine net asset value per common share by dividing the value of our securities, cash and other assets (including interest accrued but not collected) less all of our liabilities (including accrued expenses and distributions payable) and less the liquidation preference of fund preferred shares outstanding, if any, by the total number of common shares outstanding. We value portfolio securities for which market quotations are readily available at market value as indicated by the last sale price on the security's principal market on the date of valuation. If there has been no sale on that day, the securities are valued at the average of the closing bid and ask prices on that day. If no bid or asked prices are quoted on that day, the securities are then valued by methods as determined by our board of trustees in good faith to reflect fair market value. If events occur that materially affect the value of a security between the time trading ends in a security and the close of the customary trading session on the security's principal market, we may value that security at its fair value as determined in good faith by our board of trustees. We value money market investments maturing within 60 days of our purchase date on the amortized cost basis. We value all other securities and assets at their fair value. The effect of using fair value pricing is that your common shares' net asset value will be subject to the judgment of our board of trustees instead of being determined by the market.

    Depending on the applicable interest rate environment, any swap transaction that we enter into may have either a positive or negative value for purposes of calculating net asset value. Any cap transaction that we enter into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to us under such transactions will be our assets and accrued payments by us will be our liability.

                                 DISTRIBUTIONS

    We intend to make regular monthly distributions to you. We expect to declare our first distribution to you approximately 60 days, and pay this distribution to you approximately 90 days, after the date of the initial closing of this offering. The amount of our distributions and our distributions policy will be subject to periodic review and change by our board of trustees based upon our performance, our expected performance and other factors considered from time to time.

    We expect to derive ordinary income from distributions we receive on our owned REIT shares and from interest and from dividends we receive on other securities which we own. Our ordinary income will be reduced by the expenses we incur. The 1940 Act allows us to distribute ordinary income at any time and from time to time.

    A portion of the distributions we receive on our owned REIT shares may be classified by those REITs as capital gains or returns of capital. Capital gain or loss may also be generated by us when we sell our investments for amounts different than their adjusted tax basis. The 1940 Act generally does not permit us to distribute capital gain income more than once per year unless we obtain exemptive relief from the SEC.

LEVEL RATE DIVIDEND POLICY

    We expect to make distributions to you in equal amounts each month. This is referred to as a "level rate dividend policy." Because the 1940 Act generally limits our distribution of capital gains to once per year and the Code limits our ability to retain capital gains, a level rate dividend policy may require us to make a distribution of capital gains to you during the last part of a calendar year which is larger than or in addition to the amount we expect we could maintain on a regular monthly basis.

MANAGED DIVIDEND POLICY

    An application has been made to the SEC for exemptive relief under the 1940 Act which would allow us to implement a policy referred to as a "managed dividend policy." In effect, a managed dividend policy will allow us to allocate, shortly after the end of each year, portions of each distribution which are to be treated by you as ordinary income, capital gains, or otherwise. If relief is granted by the SEC and we adopt a managed dividend policy, it may have the effect of eliminating or reducing the distribution variability that can be associated with a level rate dividend policy. We believe that such a reduction in variability may make it possible for us to pay regular distributions which are higher than those we might pay under a level dividend policy and that a managed dividend policy will permit a fairer allocation to our shareholders of our periodic distributions among income and capital gains which is more in accord with our shareholders' normal expectations than may be possible under a level dividend policy. There is no guarantee that we will receive an exemptive order which permits a managed dividend policy, or if received that we will implement such a policy.

                           DIVIDEND REINVESTMENT PLAN

    We have adopted a dividend reinvestment plan (the "Plan") which is sometimes referred to as an "opt out plan." You will have all of your cash distributions invested in our common shares automatically unless you elect to receive cash. As part of this Plan, you will also have the opportunity to purchase additional common shares by submitting a cash payment for the purchase of such shares (the "Cash Purchase Option"). Your cash payment, if any, for the additional shares may not exceed $10,000 per quarter and must be for a minimum of $100 per quarter. EquiServe Trust Company, N.A. and EquiServe, Inc., an affiliate of EquiServe Trust Company, N.A. and a transfer agent registered with the SEC acting as service agent for EquiServe Trust Company, N.A., as agent for the common shareholders (together, the "Plan Agent"), will receive your distributions and your additional cash payments under the Cash Purchase Option and either purchase our common shares in the open market for your account or directly from us. If you elect not to participate in the Plan, you will receive all cash distributions in cash paid by check mailed to you (or, generally, if your shares are held in street name, to your broker) by EquiServe as our paying agent.

    If you decide to participate in the Plan, the number of common shares you will receive will be determined as follows:

    (1) If, on the payment date of the distribution, the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is below the net asset value per common share on that payment date, the Plan Agent will receive the distribution in cash and, together with your additional cash payments, if any, will purchase common shares in the open market, on the AMEX or elsewhere, for your account prior to the next ex-dividend date. It is possible that the market price for our common shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the distribution had been paid to you in common shares newly issued by us. In the event it appears that the Plan Agent will not be able to complete the open market purchases prior to the next ex-dividend date, we will determine whether to issue the remaining shares at the greater of (i) net asset value per common share at the time of purchase or (ii) 100% of the per common share market price at the time of purchase. Interest will not be paid on any uninvested amounts.

    (2) If, on the payment date of the distribution, the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is at or above the net asset value per common share on that payment date, we will issue new shares for your account, at a price equal to the greater of (i) net asset value per common share on that payment date or (ii) 95% of the per common share market price on that payment date.

    The Plan Agent maintains all shareholder accounts in the Plan (including all shares purchased under the Cash Purchase Option) and provides written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common shares you have received or purchased under the Plan.

    You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, the Plan Agent will transfer the shares in your account to you (which may include a cash payment for any fraction of a share in your account). If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions to be paid by you.

    The Plan Agent's administrative fees will be paid by us. There will be no brokerage commission charged with respect to common shares issued directly by us. Each participant will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases of our shares pursuant to the Plan including the Cash Purchase Option. We may amend or terminate the Plan or the Cash Purchase Option if our board of trustees determines the change is warranted. However, no additional charges will be imposed upon participants by amendment to the Plan except after prior notice to Plan participants.

    Participation in the Plan will not relieve you of any federal, state or local income tax that may be payable (or required to be withheld) as a result of distributions you receive which are credited to your account under the Plan rather than paid in cash. The automatic reinvestment of distributions in our common shares will not relieve you of tax obligations arising from your receipt of distributions even though you will not receive any cash.

    All correspondence about the Plan should be directed to EquiServe Trust Company N.A., at P.O. Box 43010, Providence, RI 02940-3010 or by telephone at 1-800-426-5523.

                             DESCRIPTION OF SHARES

COMMON SHARES

    Our declaration of trust authorizes our issuance of an unlimited number of common shares. Our common shares have a par value of $.001 per share. As of the date of this preliminary prospectus, there are 5,000 of our common shares outstanding, held by our Advisor. Our board of trustees may determine to issue additional common shares without shareholder approval. All common shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Our common shares will, when issued, be fully paid and non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting.

    If fund preferred shares are outstanding, you, as a common shareholder, will not be entitled to receive any distributions from us unless all accrued and payable distributions on fund preferred shares have been paid, and unless asset coverage, defined in the 1940 Act, with respect to fund preferred shares is at least 200% after giving effect to your distributions. Similarly, if borrowings are outstanding, you, as a common shareholder, will not be entitled to receive any distributions from us unless asset coverage, as defined in the 1940 Act, with respect to outstanding borrowings is at least 300% after giving effect to your distributions.

    We have applied for the listing of our common shares on the AMEX under the symbol "RHR". We intend to hold annual meetings of shareholders beginning in 2005.

    We expect our common shares' net asset value per share generally to increase when interest rates decline, and to decrease when interest rates rise, and that these changes are likely to be greater because we intend to have a leveraged capital structure. Typically, net asset value of your common shares is lower immediately following an offering due to sales load and offering costs. If and when we issue additional common shares or fund preferred shares, the net asset value of your common shares will be reduced by those underwriting fees and issuance costs.

    Unlike open end funds, closed end funds like us do not continuously offer shares and do not provide daily redemptions. Rather, if you determine to buy additional common shares or sell shares you already hold, you may do so by trading on the exchange through a broker or otherwise. Shares of closed end funds, like us, frequently trade on an exchange at prices lower than net asset value and during some periods trade at prices higher than net asset value.

    The market value of your common shares may be influenced by such factors as distribution levels (which are affected by income and expenses), dividend stability, portfolio quality, net asset value, relative demand for and supply of our shares in the market, general market and economic conditions, and other factors, many of which are beyond our control. We cannot assure you that your common shares will trade at a price equal to or higher than our net asset value. Our common shares are designed primarily for long term investors, and you should not view them as a vehicle for trading purposes.

FUND PREFERRED SHARES

    Our declaration of trust authorizes our issuance of an unlimited number of fund preferred shares, in one or more series, with rights as determined by our board of trustees. Such shares may be issued by action of our board of trustees without your approval. The Fund will bear the costs associated with any issuance of fund preferred shares. As of the date of this prospectus, no preferred shares have been issued.

    Any offering of fund preferred shares will be subject to market conditions, our receipt of a credit rating from Moody's, S&P or Fitch at levels our board of trustees determines appropriate to effectively sell the fund preferred shares and to their continued belief that leveraging our capital structure through the issuance of fund preferred shares will benefit our shareholders. Although the terms of our fund preferred shares will be determined by our board of trustees (subject to applicable law and our declaration of trust), based upon present market conditions, we expect fund preferred shares which are issued may require cumulative distributions at rates determined over relatively shorter term periods (such as 7 or 28 days) and that this distribution rate will periodically be redetermined through an auction or remarketing procedure. Based upon our understanding of the present market for fund preferred shares issued by investment companies similar to us, we estimate that the preference on distribution, liquidation preference, voting rights and redemption provisions of our fund preferred shares would likely be as stated below:

    DISTRIBUTION PREFERENCE. Our fund preferred shares will have complete priority over our common shares regarding distributions. No distributions to our common shareholders will be permitted unless distributions to our fund preferred shareholders are current.

    LIQUIDATION PREFERENCE. In the event of our voluntary or involuntary liquidation, dissolution or the winding up of our affairs, holders of our fund preferred shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid distributions thereon, whether or not declared) before any distribution of assets is made to you as a common shareholder.

    VOTING RIGHTS. Our fund preferred shares may be required to have equal voting rights with you, as a common shareholder. Except as otherwise indicated in this prospectus or the SAI and except as otherwise required by applicable law, holders of our fund preferred shares will vote together as a single class with you and our other common shareholders.

    We expect that holders of our fund preferred shares, voting as a separate class, will be entitled to elect at least two but less than a majority of our trustees. The remaining trustees will be elected by our common shareholders, as well as holders of our fund preferred shares, voting together as a single class. In the event that two full years of accrued distributions are unpaid on our fund preferred shares, the holders of all outstanding fund preferred shares, voting as a separate class, will be entitled to elect a majority of our trustees until all distributions in arrears have been paid or declared and set apart for payment. In order for us to take certain actions or enter into certain transactions, a separate class vote of holders of our fund preferred shares may be required, in addition to the combined class vote of the holders of our fund preferred shares and our common shares.

    REDEMPTION, REPURCHASE AND SALE OF FUND PREFERRED SHARES. The terms of our fund preferred shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated distributions. The terms may also state that we may tender for or repurchase fund preferred shares.

    OTHER TERMS FOR FUND PREFERRED SHARES. The foregoing description of fund preferred shares is based upon what we believe to be current market terms. However, if market conditions change we may decide to issue fund preferred shares on materially different terms. Our issuance of fund preferred shares will also be restricted by certain provisions of the 1940 Act. See "Use of Leverage" and "Risk Factors -- Leverage Risks."

                                   BORROWINGS

    Our declaration of trust authorizes us, without prior approval of our shareholders, to borrow money. We may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting all or substantially all our assets as security. Our declaration of trust authorizes our board of trustees to pledge all or substantially all our assets to secure our borrowings without shareholder approval. In connection with such borrowing, we may be required to maintain minimum average balances with the lender or to pay a commitment or other fees to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate.

    LIMITATIONS. Borrowings by us are subject to certain limitations under the 1940 Act, including the amount of asset coverage required. In addition, agreements we enter into related to borrowings may also impose certain requirements, which may be more stringent than those imposed by the 1940 Act. See "Use of Leverage."

    DISTRIBUTION PREFERENCE. A lender's rights to receive interest on, and repayment of, principal of borrowings will be senior to your rights as a shareholder. The terms of our borrowings may contain provisions which limit our activities, including the payment of distributions to common shareholders, in some circumstances. See "Risk Factors -- Leverage Risks."

    VOTING RIGHTS. The 1940 Act grants (in certain circumstances) our lenders voting rights in the event of default in the payment of interest on, or repayment of, principal. In the event that such provisions would impair our status as a regulated investment company under the Code, we, subject to our ability to liquidate our assets, intend to repay our borrowings.

                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

    Under Massachusetts law, you, as a shareholder of a Massachusetts business trust, are entitled to the same limitations of liability as shareholders of private, for profit corporations. There is a remote possibility, however, that you could, under certain circumstances, be held liable for our obligations to the extent the courts of another state refused to recognize such limited liability in a controversy involving our obligations. Our declaration of trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument that we or our trustees enter. Our declaration of trust provides for indemnification out of our property of any shareholder held liable on account of being or having been our shareholder. Thus, the risk of you incurring financial loss due to shareholder liability is limited to circumstances in which a court refuses to recognize Massachusetts law concerning limited liability of shareholders of a Massachusetts business trust, we are unable to meet our obligations and the complaining party is held not to be bound by our disclaimer.

    Our declaration of trust contains provisions that could limit the ability of other entities or persons to acquire control of us or to convert us to an open end fund, including, but not limited to, the following:

    - Our board of trustees is divided into three classes having initial terms of one, two and three years, respectively. At each annual meeting of shareholders, the terms of only one class of trustees expires and new trustees are elected for terms of three years. This provision of our declaration of trust could delay for up to two years the replacement of a majority of our board of trustees.

    - The number of our trustees is currently five. However, our board of trustees may increase the number of trustees. Vacancies on our board of trustees, including vacancies caused by an expansion in our board of trustees, may be filled by a majority action of our trustees then in office. These provisions of our declaration of trust may prevent a change in the majority of our board of trustees for longer than two years.

    - Our trustees may only be removed from office for cause and by a vote of 75% of our shareholders, which were entitled to vote for election of such trustee.

    - Our declaration of trust contains provisions which restrict any one person or group of persons from owning more than 9.8% of our common shares by vote or by value.

    - The affirmative vote of 75% of our board of trustees and of 75% of each class of our shareholders entitled to vote on the matter is required to convert the Fund from a closed end to an open end investment company.

    - Except as otherwise provided in this prospectus, the following actions require the affirmative vote or consent of at least a majority of the trustees then in office and at least of 75% of our shareholders:

       - the merger, consolidation, reorganization or recapitalization of the Fund to combine the Fund with another entity;

       - the sale, lease or transfer of all or substantially all of our assets;
         or

       - the liquidation or termination of the Fund; and

       provided, further, if any of the foregoing actions are approved by 75% of our board of trustees then in office, then the shareholders vote required to accomplish these actions shall be eliminated unless such a vote is required by applicable law, and if applicable law requires shareholder approval, the vote required will be a majority of either (a) the voting shareholders or (b) the least amount permitted by applicable law.

    - Notwithstanding the above, only a majority vote of our board of trustees then in office is required to encumber, pledge or secure all or substantially all our assets in connection with our use of leverage.

    - The provisions of our declaration of trust, including those described above, may only be amended by the affirmative vote of a majority of our board of trustees then in office and 75% of all our shareholders; provided, however, that only a majority vote of our board of trustees is required to change the domicile of our existence without changing the substance of our declaration of trust; and, provided, further, that if the amendment is approved by 75% of our board of trustees then in office no shareholder approval will be required unless such a vote is required by applicable law, and if applicable law requires shareholder approval, the vote required will be a majority of voting shareholders or the least amount required, by applicable law.

    - Our declaration of trust contains provisions which generally prevent shareholder nominations of trustees from being considered at shareholder annual meetings unless specified or requested information is provided and we receive notice of these matters at least 90 and not more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Shareholder nominations must also be made in compliance with other requirements for shareholder nominations set forth in our declaration or trust and bylaws. Shareholder nominations that meet the requirements of our declaration or trust and bylaws will not be included in our proxy for an annual meeting unless those nominations are also supported by our board of trustees, but they may be considered at the annual meeting whether or not they are supported by our board of trustees.

    - Our declaration of trust and bylaws permit shareholder meetings to be called only by our board of trustees, subject to the provisions of applicable law.

    The votes required to approve our conversion from a closed end to an open end investment company or to approve transactions constituting a plan of reorganization are higher than those required by the 1940 Act.

    The provisions of our declaration of trust described above could have the effect of depriving you, as common shareholder, of opportunities to sell your shares at a premium over the then current market price of the common shares. These provisions may prevent a third party from obtaining control of us in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of us to negotiate with our management and board of trustees regarding the price to be paid and facilitating the continuity of our investment objectives and policies.

    There are other provisions of our declaration of trust and bylaws which may prevent a change of control or which you may believe are not in your best interests as a shareholder. You should read our declaration of trust and bylaws on file with the SEC for the full text of these provisions.

                           REPURCHASE OF FUND SHARES

    We are a closed end investment company and as such you will not have the right to cause us to redeem your shares. Instead, liquidity will be provided through trading in the open market. We may repurchase common shares on the open market in accordance with the 1940 Act and the rules and regulations thereunder, but we are under no obligation to do so.

                                  TAX MATTERS

    The following brief discussion of federal income tax matters assumes you are a U.S. shareholder and that you hold your shares as a capital asset. More information concerning the federal income tax consequences of acquiring, owning and disposing of our shares is included in the SAI.

    We intend to be qualified under the regulated investment company ("RIC") provisions of the Code, although we cannot give complete assurance that we will so qualify. A RIC must generally derive at least 90% of its gross income from investment activities and own a sufficiently diversified portfolio of securities. More information concerning our qualification and taxation as a RIC is included in the SAI.

    Distributions paid to you out of our "investment company taxable income" will generally be taxable to you as ordinary income to the extent of allocable earnings and profits. Distributions of net capital gain (the excess of net long term capital gain over net short term capital loss), if any, are taxable to you as long term capital gain, regardless of how long you have held your shares. We intend to distribute to our shareholders substantially all of our "investment company taxable income", as well as our net capital gain. A distribution of an amount in excess of allocable earnings and profits is treated as a nontaxable return of capital to the extent of your tax basis in your shares and reduces that basis, and any such distributions in excess of your basis are treated as if they were gains from a sale of your shares. This tax treatment of dividends and distributions will apply whether the amounts were paid to you in cash or reinvested in additional shares.

    A distribution will be treated as paid to you in the current calendar year if it is declared by us in and has a record date before the end of December of the current year and is paid by January 31 of the following year. Each year, we will notify you of the tax status of dividends and other distributions which we have paid.

    If you sell your shares, you may realize a capital gain or loss, which will be long term or short term generally depending on your holding period for the shares.

    We may be required to withhold U.S. federal income tax, currently at the rate of 28%, from distributions payable to you if:

    - you fail to provide us with your correct taxpayer identification number;

    - you fail to make required certifications; or

    - you have been notified by the IRS that you are subject to backup withholding.

    Some of the distributions we make to you may be classified as ordinary income, long term capital gains, unrecaptured Section 1250 gains from the sale of real property, or nontaxable returns of capital. Because we intend that a substantial portion of our total investments will be in the equity securities of REITs, the classification of our distributions to you will be in part determined by the classification of the distributions we receive from our REIT investments. After a calendar year-end, REITs often change the classification of the distributions they have made during that year, which might result at that time in our also having to re-classify some of the distributions we made to you. These changes would be reflected in a Form 1099, together with other tax information.

    The Jobs and Growth Tax Relief Reconciliation Act of 2003 reduced the maximum federal income tax rate to 15% on net capital gain recognized by individuals and "qualified dividend income" individuals receive from certain domestic and foreign corporations, sometimes referred to as QDI. If we make distributions of net capital gain, you will generally be eligible for the reduced rate. The reduced rate will also apply to capital gains recognized by individuals who sell common shares that they have held for more than one year. The reduced rate does not apply to short term capital gains. Under the act, the reduced rate will cease to apply for taxable years beginning after December 31, 2008. Dividends paid by REITs, which we expect to receive, generally are not QDI. Because dividends paid by a RIC generally are QDI only to the extent of the QDI received by the RIC, we anticipate that most of the dividends that we distribute to you will not be QDI and that therefore the reduced 15% rate generally will not apply to these dividends (other than distributions of net capital gain). You should consult with your tax advisor to determine the consequences of these tax law changes.

    Our distributions to you may also be subject to state and local taxes. You should consult with your own tax advisor regarding your particular tax consequences of investing in the Fund.

                                  UNDERWRITING


    We intend to offer the shares through the underwriters named below. RBC Capital Markets Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated are acting as representatives of the underwriters. Subject to the terms and conditions described in an underwriting agreement among us and the underwriters, we have agreed to sell to the underwriters, and the underwriters severally have agreed to purchase from us, the number of shares listed opposite their names below.



                                                              NUMBER OF
UNDERWRITER                                                    SHARES
-----------                                                  -----------
RBC Capital Markets Corporation............................
Merrill Lynch, Pierce, Fenner & Smith
           Incorporated....................................
Advest, Inc................................................
BB&T Capital Markets, a division of Scott & Stringfellow,
  Inc......................................................
Ferris, Baker Watts, Incorporated..........................
Harris Investor Services, LLC..............................
Legg Mason Wood Walker, Incorporated.......................
Morgan Keegan & Company, Inc...............................
Stifel, Nicolaus & Company, Incorporated...................
SunTrust Capital Markets, Inc..............................
Wachovia Capital Markets, LLC..............................
Wedbush Morgan Securities Inc..............................
Wells Fargo Securities, LLC................................
                                                             -----------
  Total....................................................


    The underwriters have agreed to purchase all of the shares sold under the underwriting agreement if any of these shares are purchased. If an underwriter defaults, the underwriting agreement provides that the purchase commitments of the non-defaulting underwriters may be increased or the underwriting agreement may be terminated.

    We have agreed to indemnify the underwriters and their controlling persons against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

    The underwriters are offering the shares, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the shares, and other conditions contained in the underwriting agreement, such as the receipt by the underwriters of officers' certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

COMMISSIONS AND DISCOUNTS


    The underwriters' representatives have advised us that the underwriters propose initially to offer the shares to the public at the public offering price on the cover page of this prospectus and to dealers at that price less a
concession not in excess of $  per share. The total sales load of $      per
share is equal to   % of the initial offering price and will be paid by you. The underwriters may allow, and the dealers may reallow, a discount not in excess of $ per share to other dealers. After the offering, the public offering price, concession, discount and other selling terms may be changed. Certain dealers acting in the capacity of subunderwriters may receive additional compensation for acting in that capacity.


    The following table shows the public offering price, sales load and proceeds before our expenses. The information assumes either no exercise or full exercise by the underwriters of their over allotment option to purchase additional shares.

                                                      PER SHARE   WITHOUT OPTION   WITH OPTION
                                                      ---------   --------------   -----------
Public offering price...............................   $20.00         $              $
Sales load..........................................   $              $              $
Proceeds, before expenses, to us....................   $              $              $

    The expenses of the offering, not including the underwriting discount, are
estimated at $      , or $      , if the underwriters exercise their over
allotment option.


    Our Advisor, and not the Fund, has agreed to pay to the representatives an
annual fee equal to, in the aggregate,   % of the Fund's managed assets (  % to
RBC Capital Markets Corporation and   % to Merrill Lynch, Pierce, Fenner & Smith
Incorporated). This fee will be paid quarterly in arrears during the term of our advisory contract, and any renewal thereafter, with the Advisor. The representatives have agreed to provide at the reasonable request of our Advisor, certain after-market support services, including services, without duplication, designed to maintain the visibility of the Fund on an ongoing basis and to provide, at the reasonable request of our Advisor, without duplication, relevant information, studies or reports regarding general trends in the closed end investment management company industry and asset management industry, if reasonably available. The aggregate fees paid during the term of the contract plus reimbursement of legal expenses of the underwriters will not exceed 4.5% of the total price of the common shares in this offering.


OVER ALLOTMENT OPTION

    We have granted an option to the underwriters to purchase up to additional shares at the public offering price less the underwriting discount. The underwriters may exercise this option for 45 days from the date of this prospectus solely to cover any over allotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the underwriting agreement, to purchase a number of additional shares proportionate to that underwriter's initial amount reflected in the above table.

NO SALES OF SIMILAR SECURITIES


    We and our Advisor have agreed that, for a period of 90 days from the date of this prospectus, we will not, without the prior written consent of RBC Capital Markets Corporation on behalf of the underwriters, dispose of any of our common shares or any securities convertible into or exchangeable for our common shares. RBC Capital Markets Corporation, in its sole discretion, may release any of the securities subject to these agreements at any time without notice. Prior to this offering there has been no public market for our common shares. Consequently, the initial public offering price for our common shares was determined by negotiation among us, our Advisor and the representatives of the underwriters. There can be no assurance, however, that the price at which the common shares will sell in the public market after this offering will not be lower than the price at which they are sold by the underwriters or that an active trading market in our common shares will develop and continue after this offering.

AMERICAN STOCK EXCHANGE LISTING

    We have applied to list our shares on the AMEX under the symbol "RHR". In connection with the requirements for listing our common shares on the AMEX, the underwriters have undertaken to sell lots of 100 or more common shares to a minimum of 2,000 beneficial owners in the United States. The minimum investment requirement is 100 common shares.

EXPENSES

    Our Advisor will pay in connection with this offering all of the organizational and offering expenses, excluding the sales load, which exceed $0.04 per common share.

PRICE STABILIZATION AND SHORT POSITIONS


    Until the distribution of the shares is completed, SEC rules may limit underwriters and selling group members from bidding for and purchasing our common shares. However, the representatives may engage in transactions that stabilize the price of our common shares, such as bids or purchases to peg, fix or maintain that price.



    If the underwriters create a short position in our common shares in connection with the offering, I.E., if they sell more shares than are listed on the cover of this prospectus, the representatives may reduce that short position by purchasing shares in the open market. The representatives may also elect to reduce any short position by exercising all or part of the over allotment option described above. Purchases of our common shares to stabilize its price or to reduce a short position may cause the price of our common shares to be higher than it might be in the absence of such purchases.



    Neither we nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of our common shares. In addition, neither we nor any of the underwriters makes any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.


OTHER RELATIONSHIPS


    We anticipate that from time to time some of the underwriters may act as brokers or dealers in connection with the execution of our portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters. The representatives of the underwriters or certain other underwriters may also act as underwriters of our fund preferred shares or our debt securities or as lenders or provide other services to us.


    Some of the underwriters and their affiliates have provided and may in the future provide various investment banking and financial advisory services from time to time to affiliates of the Advisor.

    Prior to the public offering of our common shares, the Advisor has purchased 5,000 common shares from us for a purchase price of $20 each to satisfy the net worth requirements of Section 14(a) of the 1940 Act.


BUSINESS ADDRESS OF REPRESENTATIVES



    The principal business address of RBC Capital Markets Corporation is 1 Liberty Plaza, 165 Broadway, New York, NY 10006-1404. The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, NY 10080.

                          CUSTODIAN AND TRANSFER AGENT

    Our custodian is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Our custodian performs custodial, fund accounting and portfolio accounting services for us. Our Transfer Agent is Shareholder Service Center, c/o EquiServe Trust Company, N.A., 150 Royall Street, Canton, Massachusetts 02021.

                                 LEGAL MATTERS

    Certain legal matters in connection with our common shares will be passed upon for us by Sullivan & Worcester LLP. Sullivan & Worcester LLP also acts as legal counsel to our Advisor, Reit Management and their affiliates. Barry M. Portnoy, one of our trustees and a director and 50% owner of our Advisor is a former partner and former chairman of Sullivan & Worcester LLP.

    Certain legal matters will be passed upon for the underwriters by Goodwin Procter LLP.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                                                                PAGE
                                                              --------
General Information.........................................      2
Additional Information About Investment Policies and
  Restrictions..............................................      2
Management of the Fund......................................     10
Compensation of Trustees....................................     15
Administrative Services.....................................     16
Portfolio Transactions and Brokerage........................     17
Determination of Net Asset Value............................     18
Tax Matters.................................................     19
Performance Information.....................................     23
Experts.....................................................     23
Additional Information......................................     23
Appendix A -- Description of Ratings........................    A-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                     SHARES

                                     [LOGO]

                                 COMMON SHARES

                                ----------------
                             PRICE $20.00 PER SHARE
                            ------------------------


    RBC CAPITAL MARKETS                                              MERRILL LYNCH & CO.


Advest, Inc.

    BB&T Capital Markets

       Ferris, Baker Watts
              Incorporated

             HARRISDIRECT

                  Legg Mason Wood Walker
                           Incorporated

                            Morgan Keegan & Company, Inc.

                                 Stifel, Nicolaus & Company
                                        Incorporated

                                      SunTrust Robinson Humphrey

                                                Wachovia Securities

                                                     Wedbush Morgan Securities

                                                         Wells Fargo Securities,
                                                                             LLC
                               ------------------
                                   PROSPECTUS
                               ------------------

                                         , 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION



                      RMR HOSPITALITY AND REAL ESTATE FUND
                 400 CENTRE STREET, NEWTON, MASSACHUSETTS 02458
                                 (617) 332-9530



THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL SECURITIES UNTIL A REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

THIS STATEMENT OF ADDITIONAL INFORMATION, OR SAI, IS NOT A PROSPECTUS, BUT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF RMR HOSPITALITY AND REAL ESTATE FUND, DATED , 2004, AS SUPPLEMENTED FROM TIME TO TIME. THIS SAI IS INCORPORATED BY REFERENCE IN ITS ENTIRETY INTO THE PROSPECTUS. COPIES OF THE SAI AND PROSPECTUS MAY BE OBTAINED FREE OF CHARGE BY WRITING TO US OR CALLING US AT THE ADDRESS OR TELEPHONE NUMBER SHOWN ABOVE. YOU MAY ALSO OBTAIN A COPY OF OUR PROSPECTUS AND SAI ON THE SEC'S WEBSITE (http://www.sec.gov).

SUBJECT TO COMPLETION __________, 2004.

                                TABLE OF CONTENTS

                                                                          PAGE
General Information.......................................................   2
Additional Information About Investment Policies
  and Restrictions........................................................   2
Management of the Fund....................................................  10
Compensation of Trustees..................................................  15
Administrative Services...................................................  16
Portfolio Transactions and Brokerage......................................  17
Determination of Net Asset Value..........................................  18
Tax Matters...............................................................  19
Performance Information...................................................  23
Experts  .................................................................  23
Additional Information....................................................  23
Appendix A - Description of Ratings.......................................  A-1



                               GENERAL INFORMATION

RMR Hospitality and Real Estate Fund ("we", "us" or the "Fund") is a newly organized, non-diversified, closed end management investment company organized as a Massachusetts business trust. The information contained in this SAI supplements our prospectus. Terms used but not defined in this SAI have the same meaning as in the prospectus. You should not invest in our shares before first reading our prospectus.

ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES AND RESTRICTIONS

Our material investment objectives, restrictions, policies and techniques are described in our prospectus. We have also adopted other policies and investment restrictions, as described below. Except as specifically stated, our investment policies and restrictions are not fundamental and may be changed by our board of trustees without the approval of the shareholders; however, we will not change our investment policies or restrictions without written notice to shareholders. Our investment objectives are fundamental policies and cannot be changed without a vote of our shareholders.

U.S. GOVERNMENT OBLIGATIONS

We may periodically invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. These include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their face value, and may exhibit greater price volatility than interest bearing securities since investors receive no payment until maturity. U.S. Government agencies and instrumentalities include entities having varying levels of support from the U.S. Treasury; sometimes these entities are: (i) supported by the full faith and credit of the U.S. Treasury; (ii) supported by the right to borrow from the Treasury; (iii) supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iv) supported only by the credit of the instrumentality chartered by the U.S. Government.

CASH RESERVES

Our cash reserves, which may be held for defensive reasons or to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, may be invested in money market instruments.

Money market instruments in which we may invest will include U.S. Government obligations which are subject to repurchase agreements. Repurchase agreements may be entered into with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Other acceptable money market instruments include commercial paper rated investment grade by any one nationally recognized rating agency, such as Moody's, S&P or Fitch, certificates of deposit or bankers' acceptances issued by domestic banks having total assets in excess of one billion dollars, and money market mutual funds.

REPURCHASE AGREEMENTS

To invest temporarily available cash, we may enter into repurchase agreements. A repurchase agreement requires us to purchase securities subject to our simultaneous agreement to resell and redeliver these securities to a counterparty, who agrees to buy the securities from us at a fixed price and future time. Repurchase agreements may be considered loans to the counterparty, collateralized by the underlying securities. If we enter into a repurchase agreement, our Advisor will evaluate and monitor the creditworthiness of the vendor. The principal risk to the Fund in investing in repurchase agreements is the inability of the counterparty to pay the agreed upon sum on the repurchase date; in the event of a default, the repurchase agreement provides us the right to sell the underlying collateral. If the value of the collateral declines after we enter a repurchase agreement, or if the seller defaults, we could incur a loss of both principal and interest. Our Advisor monitors the value of the repurchase agreement collateral in an effort to determine that the value of the collateral at least equals the agreed upon repurchase price to be paid to us. Our right to sell the repurchase agreement collateral after a counterparty default could be delayed or impaired in the event of bankruptcy of the counterparty.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

We may contract for the purchase or sale with future delivery ("futures contracts") of securities, aggregates of debt securities and financial indices, and options thereon in connection with our hedging and other risk management strategies. We will enter futures contracts only for bona fide hedging, risk management and other appropriate portfolio management purposes. Our futures contracts, if any, will be in accord with the rules and regulations of the Commodity Futures Trading Commission.

The principal risks to the Fund relating to the use of futures contracts principally arise from changes in the market value of the securities or instruments underlying the futures contract, possible lack of a liquid market for closing out or selling a futures contract position and the possibility that a futures contract will give rise to an obligation of the Fund to meet margin, collateral or other payment requirements.

FOREIGN SECURITIES

Although we have no present intention to do so, we may invest up to 10% of our managed assets in securities denominated in currencies other than the U.S. dollar. Although we have no present intention to do so, we may also invest, without limitation, in U.S. dollar denominated securities issued by non-U.S.

entities. These securities may subject us to additional investment risks which may not be present in U.S. dollar denominated securities issued by U.S. entities. For example, foreign securities may be subject to currency risks or to foreign government taxes which reduce their value. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in foreign securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the U.S. Foreign stock markets usually have substantially less volume than U.S. markets and the Fund's investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement", which can result in losses to the Fund.

The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Fund will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

Foreign brokerage commissions, custodial expenses and other fees are also generally higher for foreign securities than for securities traded in the U.S. Consequently, our overall expense ratio may increase if we invest in foreign securities.

Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

ZERO COUPON SECURITIES

We may invest in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon securities are issued and traded at a discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security and the perceived credit quality of the issuer.

Zero coupon securities are required to be redeemed by the issuer at face value at maturity. The discount on zero coupon securities ("original issue discount" or "OID") must be taken into income by us as it accrues prior to the receipt of any actual payments. Because we must distribute substantially all of our investment company taxable income (including accrued original issue discount) to our shareholders each year for federal income and excise tax purposes, we may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or to increase our use of leverage, to satisfy our distribution requirements.

The market prices of zero coupon securities are more volatile than the prices of securities that pay interest periodically. The market prices of zero coupon securities respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and lock in a rate of return to maturity.

MORTGAGE-BACKED SECURITIES

We may invest in mortgage-backed securities. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Although we have no present intention to do so, we may invest in CMOs and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or "tranches"), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Portfolio that invests in CMOs.

The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, we may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, we may not be able to realize the rate of return we expected.

Mortgage-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which we may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause us to experience a loss equal to any unamortized premium.

Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. We may invest in both the IO class and the PO class. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of the principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Prepayments may also result in losses on stripped mortgage-backed securities. A rapid rate of principal prepayments may have a measurable adverse effect on our yield to maturity to the extent we invest in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, we may fail to recoup fully our initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Portfolios' ability to buy and sell those securities at any particular time.

BUSINESS LOANS

Although we have no present intention to do so, we may invest up to 10% of our managed assets in loans extended to businesses by banks or other financial institutions. If we purchase a loan or a participation in a loan, we acquire some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. We may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by us may involve revolving credit facilities or other standby financing commitments which obligate us to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, we may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

ILLIQUID SECURITIES

We may invest up to 15% of our managed assets in illiquid securities and other securities which are not readily marketable, including non-negotiable time deposits and certain restricted securities not deemed by the Fund's Board of Trustees to be liquid. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, which have been determined to be liquid, will not be considered by our Advisor to be illiquid or not readily marketable and, therefore, are not subject to the 15% limit. Our inability to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair our ability to raise cash for investment or other purposes. The liquidity of securities purchased by us which are eligible for resale pursuant to Rule 144A will be monitored by our Advisor on an ongoing basis, subject to the oversight of the Trustees. In the event that such a security is deemed to be no longer liquid, our holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in having more than 15% of our assets invested in illiquid or not readily marketable securities.

PORTFOLIO TURNOVER RATE

Our turnover rate is calculated by dividing the proceeds from our sales of securities (or the cost of those securities, if lower) that had an original maturity or expiration date of more than one year at the time of acquisition during a year by the average month end value of all of our investments during that year that also had an original maturity or expiration date of more than one year at the time of acquisition. Under normal conditions, we do not intend to engage in trading activities for the purpose of realizing short term gains. Rather, we intend to purchase and sell securities to accomplish our investment objectives and in consideration of our then current view of prevailing or anticipated market and other conditions that we believe may impact the value of those securities. For example, we may sell portfolio assets in anticipation of changes in interest rates generally, or in anticipation of changes in the business or prospects for a specific issuer of securities. Higher turnover rates generally will result in increased transaction costs. Transaction costs reduce net asset value. Although there can be no assurance in this matter, we do not expect that our turnover rate under normal market conditions and after the initial investment period following this offering will be greater than 50%.

INVESTMENT RESTRICTIONS

We have adopted investment restrictions limiting our activities. Specifically, we:

1. will not issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits of the 1940 Act; or pledge our assets other than to secure such issuances or borrowings or in connection with permitted investment strategies;

2. will not borrow in excess of 33 1/3% of our total assets (including the amount of borrowings) minus liabilities (other than the amount of borrowings), except that we may borrow up to an additional 5% of our total assets for temporary purposes;

3. will not act as an underwriter of securities issued by other persons, except insofar as we may be deemed an underwriter in connection with the disposition of securities;

4. will not purchase or sell real estate, except that we may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs, and securities secured by real estate or such interests and we may hold and sell real estate or mortgages on real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of our ownership of such securities;

5. will not purchase or sell commodities or commodities contracts but we may purchase or sell financial contracts including, but not limited to, interest rate or currency hedges;

6. will not originate loans to other persons except by the lending of our securities, through the use of repurchase agreements and by the purchase of debt securities;

7. will make investments that will result in concentration (25% or more of the value of our investments) in the securities of issuers primarily engaged in each of the hospitality and real estate industries and not in any other industry, provided, however, this does not limit our investments in (i) U.S. Government obligations, or (ii) other obligations issued by governments or political subdivisions of governments;

8. will not operate any hospitality business for our own account, except that we may invest in securities of companies that are engaged in hospitality businesses and we may hold and sell hospitality businesses or operations acquired through default, liquidation or other distributions of an interest in a hospitality business as a result of our ownership of such securities;

9. will invest, under normal market conditions, at least 80% of the value of our managed assets in securities issued by hospitality and real estate companies unless we provide our shareholders with at least 60 days' prior written notice in compliance with SEC rules;

10. will not invest in puts, calls, straddles, spreads or any combination thereof, representing more than 10% of our managed assets;

11. will not enter into short sales representing more than 5% of our managed assets; and

12. will not invest in oil, gas or other mineral exploration programs, development programs or leases, except that we may purchase securities of companies engaging in whole or in part in such activities.

Policies numbered 1 through 7, above, are fundamental policies of ours. A fundamental policy may not be changed without the vote of a majority of our outstanding voting securities, as defined under the 1940 Act. Unless the definition is changed by amendment to the 1940 Act, "majority of the outstanding voting securities" means the lesser of (1) 67% or more of the shares present at a meeting of our shareholders, if the holders of more than 50% of our outstanding shares are present or represented by proxy, or (2) more than 50% of our outstanding shares. Our non-fundamental policies may be changed by vote of a majority of our board of trustees.

                             MANAGEMENT OF THE FUND

The overall management of our business and affairs is the responsibility of our board of trustees. Our board of trustees is classified with respect to trustees terms into three classes -- Class I, Class II and Class III -- with the trustees in each Class to hold office until their successors are elected and qualified. Each member of our board of trustees in Class I will hold office until the annual meeting of shareholders in 2005, each member of the board of trustees in Class II will hold office until the annual meeting of shareholders in 2006, and each member of the board of trustees in Class III will hold office until the annual meeting of shareholders in 2007. At each annual meeting of the shareholders, the successors to the class of trustees whose term expires at that meeting will be elected to hold office for a term expiring at the later of the annual meeting of shareholders held in the third year following the year of their election or the election and qualification of their successors. The terms of our trustees are staggered, but election of our trustees is non-cumulative.

Holders of a plurality of our common shares and holders of a plurality of our fund preferred shares, voting together, will elect trustees to fill the vacancies of trustees whose term expires at each annual meeting of shareholders. While fund preferred shares are outstanding, fund preferred shareholders will also be entitled to elect two trustees. Fund preferred shareholders will be entitled to elect a majority of our trustees under certain circumstances.

Our trustees will meet periodically throughout the year to oversee our activities reviewing, among other things, our performance and the contractual engagements with our various service providers. Management of our day to day operations is delegated to our officers and our Advisor, subject always to our investment objectives and policies and to the general supervision of our board of trustees.

TRUSTEES AND OFFICERS

Our trustees and officers, their ages, and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 400 Centre Street, Newton, Massachusetts 02458. Each trustee who is deemed an "interested person" as defined in the 1940 Act is indicated by an asterisk. Each trustee who is not an "interested person" as defined in the 1940 Act is referred to as a "disinterested trustee."

                   POSITION(S)                                                                         NUMBER OF
                   HELD WITH FUND                                                                      PORTFOLIOS
                   AND TERM OF                                                                         IN FUND
                   OFFICE AND        PRINCIPAL OCCUPATION(S)                                           COMPLEX
NAME, ADDRESS      LENGTH OF TIME    DURING PAST 5 YEARS AND                                           OVERSEEN BY
(AGE)              SERVED            OTHER DIRECTORSHIPS HELD BY TRUSTEE                               TRUSTEE
--------------------------------------------------------------------------------------------------------------------
INTERESTED
TRUSTEES

Barry M.
Portnoy*          Class III         Chairman of Reit Management & Research LLC - 1986 to present;          2
(58)              Trustee to        Director and Vice President of our Advisor - July 2002 to
                  serve until         present;
                  2007.             Trustee of RMR Real Estate Fund - July 2002 to present;
                  January 2004 to   Managing Director of Five Star Quality Care, Inc. - 2001 to
                  present.            present;
                                    Managing Trustee of Senior Housing Properties Trust - 1999 to
                                      present;
                                    Managing Trustee of Hospitality Properties Trust - 1995 to
                                      present;
                                    Managing Trustee of HRPT Properties Trust - 1986 to present.

Gerard M.
Martin*           Class II          Director of Reit Management - 1986 to present;                         2
(69)              Trustee to        Director and Vice President of our Advisor - July 2002 to
                  serve until         present;
                  2006.             Trustee of RMR Real Estate Fund - July 2002 to present;
                  January 2004 to   Managing Director of Five Star Quality Care, Inc. - 2001 to
                  present.            present;
                                    Managing Trustee of Senior Housing Properties Trust - 1999 to
                                      present;
                                    Managing Trustee of Hospitality Properties Trust - 1995 to
                                      present;
                                    Managing Trustee of HRPT Properties Trust - 1986 to present.

DISINTERESTED
TRUSTEES

Frank J.
Bailey            Class II Trustee  Partner in the Boston law firm of Sherin and Lodgen LLP; Trustee
(48)              to serve until      of Hospitality Properties Trust - 2003 to present; Trustee of
                  2006. March         Senior Housing Properties Trust - 2002 to present.
                  2004 to present.

Arthur G.
Koumantzelis      Class III         President and Chief Executive Officer of Gainesborough
(73)              Trustee to          Investments LLC - June 1998 to present; Trustee of Hospitality
                  serve until         Properties Trust - 1995 to present; Director of Five Star
                  2007. March         Quality Care, Inc. - 2001 to present; Trustee of Senior
                  2004 to present.    Housing Properties Trust - 1999 to 2003.

John L.
Harrington        Class I            Executive Director and trustee of the Yawkey Foundation (a
(67)              Trustee to          charitable trust) and a trustee of the JRY Trust (a charitable
                  serve until         trust) - 1982 to present; Chief Executive Officer of the
                  2005. March         Boston Red Sox Baseball Club - 1982 to 2002; Trustee of
                  2004 to present.    Hospitality Properties Trust - 1995 to present; Director of
                                      Five Star Quality Care, Inc. - 2001 to January 2004; Trustee
                                      of Senior Housing Properties Trust - 1999 to present.

----------------

* Indicates a trustee who is an "interested person" of the Fund as defined by the 1940 Act by virtue of control of our Advisor.

         Each of our Trustees is also a Trustee of the RMR Real Estate Fund.

EXECUTIVE OFFICERS

Thomas M. O'Brien        President.        President and Director of our Advisor - July 2002 to present;
(37)                     January 2004 to   President of RMR Real Estate Fund - July 2002 to present;
                         present.          Vice President of Reit Management - April 1996 to present;
                                           Treasurer and Chief Financial Officer, Hospitality Properties
                                           Trust - April 1996 to October 2002;.
                                           Executive Vice President, Hospitality Properties Trust -
                                              October 2002 to December 2003.

Mark L. Kleifges         Treasurer.        Vice President of Reit Management - 2002 to present;
 (43)                    January 2004 to   Treasurer of RMR Real Estate Fund - November 2003 to present;
                         present.          Vice President of our Advisor - December 2003 to present;
                                           Treasurer and Chief Financial Officer, Hospitality Properties
                                           Trust - 2002 to present; Partner, Arthur Andersen LLP - 1993-2002.

Jennifer B. Clark        Secretary.        Vice President of Reit Management - 1999 to present;
(42)                     January 2004 to   Secretary of RMR Real Estate Fund and Clerk of our Advisor -
                         present.            July 2002 to present;
                                           Vice President of HRPT Properties Trust - 1999 to present;
                                           Partner, Sullivan & Worcester LLP - 1997 to 1999.

John C. Popeo            Vice President.   Treasurer of Reit Management - 1997 to present;
(43)                     January 2004 to   Treasurer of RMR Real Estate Fund - July 2002 to November 2003;
                         present.          Vice President of RMR Real Estate Fund - November 2003 to
                                             present;
                                           Treasurer of our Advisor - July 2002 to present;
                                           Treasurer and Chief Financial Officer of HRPT Properties Trust-
                                             1997 to present.

Adam D. Portnoy          Vice President.   Vice President of Reit Management - September 2003 to present;
(33)                     January 2004 to   Vice President of our Advisor - December 2003 to present;
                         present.          Vice President of RMR Real Estate Fund - February 2004 to present;
                                           Executive Vice President of HRPT Properties Trust - December
                                             2003 to present;
                                           Senior Investment Officer, International Finance Corporation -
                                             June 2001 - July 2003;
                                           Vice President, ABN AMRO Investment Banking - January 2001 -
                                             May 2001;
                                           President and CEO, Surfree.com, Inc. - June 1997 - June 2000.

Each of our executive officers is elected at the meeting of our board of trustees immediately following each annual meeting of our shareholders. All our executive officers serve at the discretion of our board of trustees.

COMMITTEES OF THE BOARD

We will have an Audit Committee consisting of all of the disinterested trustees. The Audit Committee's functions are to: engage independent accountants to conduct an annual audit of our financial statements; review with the independent accountants the outline, scope and results of our annual audit; and review the performance and fees charged by the independent accountants for professional services. In addition, our Audit Committee will meet with the independent accountants and representatives of management to review accounting activities and our financial reporting and controls.

We will have a Nominating Committee and a Compensation Committee, each consisting of all of the disinterested trustees. The function of the Nominating Committee is to recommend candidates for election to our board of trustees as disinterested trustees. The Nominating Committee considers nominations by shareholders as provided by our declaration of trust and bylaws. See "Certain Provisions of the Declaration of Trust" in the prospectus. The function of the Compensation Committee is to annually review our agreement with our Advisor and determine the fees paid to our trustees, our Advisor as well as any other compensation paid to our Advisor and its affiliates.

We will have a Valuation Committee consisting of Messrs. Portnoy, Martin and O'Brien, and the Advisor's personnel as are deemed necessary by these identified members from time to time. Our Valuation Committee determines the value of any of our securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

As described in the prospectus, we and our Advisor are parties to an investment management agreement (the "Advisory Agreement"). Our board of trustees, including a majority of our disinterested trustees, has the responsibility under the 1940 Act to approve the Advisory Agreement, and prior to commencement of the Fund's operations, will consider approval for an initial two year term commencing on the effective date of the Fund's Registration Statement and will do so annually thereafter. In determining to approve the Advisory Agreement, our trustees are expected to review materials provided by the Advisor and consider:
(1) the level of fees and estimated expense ratio of the Fund as compared to competitive funds of a comparable size; (2) the nature and quality of the services rendered by the Advisor recognizing, in particular, the expertise of affiliates of the Advisor in managing REITs, including a REIT focused on hospitality investments; (3) anticipated benefits derived by the Advisor from its relationship with the Fund, (4) the costs of providing services to the Fund;
(5) the anticipated profitability of the Fund to the Advisor, and (6) the benefits, in particular the research and related services, within the meaning of
Section 28(e) of the Securities Exchange Act of 1934 which may be derived by the Advisor as a result of allocation of our brokerage transactions. They also are expected to consider that the Advisor has agreed to pay all offering costs, other than the sales load, that exceed an amount equal to $0.04 per common share.

TRUSTEE OWNERSHIP

The following table sets forth, for each trustee, the aggregate dollar range of our equity securities beneficially owned as of March 25, 2004. The information as to beneficial ownership is based on statements furnished to us by each trustee.

                                                                       AGGREGATE DOLLAR RANGE OF
                                                                       EQUITY SECURITIES IN ALL
                                                                       REGISTERED INVESTMENT
                                                                       COMPANIES OVERSEEN BY
                                         DOLLAR RANGE OF EQUITY        TRUSTEE IN FAMILY OF
                                         SECURITIES IN THE FUND        INVESTMENT COMPANIES
         NAME OF TRUSTEE                 AS OF MARCH 25, 2004          AS OF MARCH 25, 2004
         ------------------------------- ----------------------------- ------------------------------
         Barry M. Portnoy                $50,001 - $100,000 (1)        Over $100,000
         Gerard M. Martin                $50,001 - $100,000 (1)        Over $100,000
         Frank J. Bailey                 None                          $1 - $10,000
         John L. Harrington              None                          Over $100,000
         Arthur G. Koumantzelis          None                          $1 - $10,000

          (1) Consists entirely of 5,000 shares owned by our Advisor.

PRINCIPAL SHAREHOLDERS

Since our inception, and until completion of this offering, our Advisor, which is beneficially owned by Messrs. Portnoy and Martin, owns 100% of our shares. To our knowledge, after completion of this offering, none of our trustees will own 1% or more of our outstanding common shares, and our officers and trustees will own, as a group, less than 1% of our outstanding common shares.

After completion of this offering, no person, to our knowledge, will own beneficially more than 5% of our common shares.

PROXY VOTING POLICES AND PROCEDURES

The Fund has adopted policies and procedures for voting proxies solicited by issuers whose securities are held by the Fund. The Fund's policies and procedures will be implemented by the Advisor. The vote with respect to most routine issues presented in proxy statements is expected to be cast in accordance with the position of the issuer's management, unless it is determined by the Advisor or the board of trustees of the Fund that supporting management's position would adversely affect the investment merits of owning the issuer's security. However, each issue will be considered on its own merits, and a position of management found not to be in the best interests of the Fund's shareholders will not be supported.

Proxies solicited by issuers whose securities are held by the Fund will be voted solely in the interests of the shareholders of the Fund. Any conflict of interest will be resolved in the way that will most benefit the Fund and its shareholders. The Advisor shall not vote proxies for the Fund until it has determined that a conflict of interest does not exist, is not material or a method of resolving such conflict of interest has been agreed upon by the board of trustees. If the conflict of interest is determined to be material, the conflict shall be disclosed to the board of trustees and the Advisor will follow the instructions of the board of trustees.

                            COMPENSATION OF TRUSTEES

We will pay each trustee who is not an interested person a fee of $_______ per year plus $________ per trustees' meeting attended in person or by telephone, together with out of pocket expenses relating to attendance at such meetings. In addition, the trustee members of our Committees who are not interested persons will receive $________ for each Committee meeting attended, other than meetings held on days on which there is also a board of trustees' meeting or another Committee meeting for which they are paid. Trustee compensation may be adjusted from time to time. Our trustees will receive no pension or retirement benefits from us.

Because we were formed in January, 2004, during the year ended December 31, 2003, the trustees of the Fund did not receive any compensation for serving as our trustees. Set forth in the table below are amounts received by or owed to the following persons during the year ended December 31, 2003, for serving as trustees of RMR Real Estate Fund, an affiliated investment company.

        ----------------------------------------------------------------------------------------------------
                                                                                 Total Compensation from
                   NAME OF TRUSTEE                 COMPENSATION FROM FUND         FUND AND FUND COMPLEX
        ----------------------------------------------------------------------------------------------------
                  Barry M. Portnoy                           $0                             $0
        ----------------------------------------------------------------------------------------------------
                  Gerard M. Martin                           $0                             $0
        ----------------------------------------------------------------------------------------------------
                   Frank J. Bailey                           $0                          $10,000
        ----------------------------------------------------------------------------------------------------
                 John L. Harrington                          $0                          $10,000
        ----------------------------------------------------------------------------------------------------
               Arthur G. Koumantzelis                        $0                          $10,000
        ----------------------------------------------------------------------------------------------------

                             ADMINISTRATIVE SERVICES

In addition to the Investment Advisory Agreement described in our prospectus, we have entered into an Administration Agreement with our Advisor. Pursuant to this Administration Agreement, our Advisor performs administrative and accounting functions for us, including: (i) providing office space, telephones, office equipment and supplies for us; (ii) authorizing expenditures and approving bills for payment on our behalf; (iii) supervising preparation of the periodic updating of our registration statement, including our prospectus and SAI, for the purpose of filings with the SEC and state securities regulators and monitoring and maintaining the effectiveness of such filings, as appropriate;
(iv) preparation of periodic reports to our shareholders and filing of these reports with the SEC, and other forms filed with the SEC, notices of dividends, capital gains distributions and tax credits and attending to routine correspondence and other communications with shareholders; (v) supervising the daily pricing of our investment portfolio and the publication of the net asset value of our shares, earnings reports and other financial data; (vi) monitoring relationships with organizations providing services to us, including our attorneys, accountants, custodian, transfer agent and printers; (vii) supervising compliance by us with record keeping requirements under the 1940 Act and regulations thereunder; (viii) maintaining books and records for us (or causing their maintenance by the custodian and transfer agent); (ix) preparing and filing of tax reports; and (x) monitoring our compliance with the Code. Our Advisor also provides us with such personnel as we may from time to time request for the performance of clerical, accounting and other office services described above, as well as coordinating matters with our sub-administrator, transfer agent, custodian and dividend reinvestment plan agent. The personnel rendering these services, who may act as our officers, may be employees of the Advisor or its affiliates.

Pursuant to the Administration Agreement and with the approval of our board of trustees, our Advisor has chosen State Street Bank and Trust Company as sub-administrator. Under the sub-administration agreement, State Street Bank is responsible for performing most of the foregoing administrative functions, including: (i) determining our net asset value and preparing these figures for publication; (ii) maintaining certain of our books and records that are not maintained by the Advisor, custodian or transfer agent; (iii) preparing financial information for our income tax returns, proxy statements, shareholders reports and SEC filings; and (iv) responding to some shareholder inquiries.

For reviewing the work performed by State Street Bank and for performing administrative services not provided by State Street Bank, we do not pay our Advisor any fee in addition to its advisory fees.

Instead, under our Administration Agreement, we reimburse our Advisor for its costs of these services, including the monthly fees paid to State Street which are described in the prospectus under its sub-administration agreement and a reasonable allocation of the costs of goods and services provided by our Advisor and its affiliates to us and to third parties.

CODE OF ETHICS

We and our Advisor have adopted codes of ethics in compliance with Rule 17j-1 under the 1940 Act. These codes, among other things, restrict management personnel investments in REITs and real estate securities, including investments in initial public offerings and in private placements. Generally, these restrictions prohibit management personnel and our trustees from purchasing or selling any security if they knew or reasonably should have known at the time of the transaction that, within the most recent 15 days, we had been considering for purchase or sale, or are purchasing or selling such security. Restricted investments generally require pre-approval by an officer, committee or our board of trustees as deemed appropriate by the board of trustees. Text only versions of the codes of ethics can be viewed online or downloaded from the EDGAR database on the SEC's internet web site at http://www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the codes of ethics may be obtained by forwarding a written request, together with the appropriate duplicating fee, to the SEC's Public Reference Section, 450 5th
St., N.W., Washington, DC 20549-0102, or by e-mail request at publicinfo@sec.gov.

PRIVACY POLICY

We are committed to maintaining your privacy and to safeguarding your nonpublic personal information.

We do not receive any nonpublic personal information relating to you if you purchase shares through an intermediary that acts as the record owner of our shares. If you are the record owner of our shares, we may receive nonpublic personal information on your account documents or other forms and also have access to specific information regarding your fund share transactions, either directly or through EquiServe Trust Company, N.A., our transfer agent and Plan Agent.

We do not disclose any nonpublic personal information about you or any former shareholders to anyone, except as permitted by law or as is necessary to service your account. We restrict access to nonpublic personal information about you to our employees with a legitimate business need for the information.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of our board of trustees, decisions to buy and sell securities for us and negotiation of the brokerage commissions which we pay are made by our Advisor. Transactions on U.S. stock exchanges involve our payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over the counter market but the price we pay usually includes an undisclosed dealer commission or mark up. In certain instances, we may make purchases of underwritten issues at prices which include underwriting fees.

Subject to the supervision of our board of trustees, our Advisor is authorized, for the purchase and sale of our portfolio securities, to employ such securities dealers and brokers and to negotiate brokerage commissions on our behalf as may, in the judgment of the Advisor, implement our policy of obtaining the best net results taking into account such factors as: the net price available; the reliability, integrity and financial condition of the broker; the size of and difficulty in executing the order; and the value of the expected contribution of the broker to our investment performance on a continuing basis. Accordingly, the cost of the brokerage commissions to us in any transaction may be greater than available from other brokers if the difference is reasonably justified by other aspects of the portfolio services offered. For example, our Advisor may cause us to pay a broker that provides research services to our Advisor an amount of commission for a transaction in excess of the amount of commission another broker would have charged for that transaction, if our Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or our Advisor's ongoing responsibilities to us. Moreover, research and investment information may be provided by brokers at no cost to our Advisor and this information will be available to benefit us and any other accounts advised by our Advisor and its affiliates. In that case, not all of the information will be used for our benefit. While broker provided services and information may be useful in varying degrees and may tend to reduce our Advisor's expenses, it is not possible to estimate its value and in the opinion of our Advisor it does not reduce our Advisor's expenses in a determinable amount. The extent to which our Advisor makes use of statistical, research and other services furnished by brokers is considered by our Advisor in the allocation of brokerage business, but there is no formula by which such business is allocated. Our Advisor may also take into account payments made by brokers effecting transactions for us to other persons on our behalf for services (such as custodial or professional fees).

Investment decisions for the Fund and any other entities which are or may become investment advisory clients of our Advisor are made independently of one another with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investment by the Fund may also be appropriate for other clients served by our Advisor. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients served by our Advisor is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by our Advisor. Our Advisor may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the clients involved. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. Although in some cases these arrangements may have a detrimental effect on the price or volume of the securities as to the Fund, in other cases it is believed that the Fund's ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of our trustees that the desirability of the Fund's having its advisory arrangements with our Advisor outweighs any disadvantages that may result from contemporaneous transactions.

                        DETERMINATION OF NET ASSET VALUE

For purposes of determining our net asset value, securities which primarily trade in the over the counter market are valued at the mean of the current bid and ask prices as quoted by the NASDAQ, the National Quotation Bureau or other source deemed comparable by our board of trustees.

Some fixed income securities may be valued using prices provided by a pricing service, when our board of trustees believes the price reflects fair market value.

Foreign securities not traded in U.S. dollars are converted into U.S. dollars using exchange rates as of the close of the NYSE. The value of foreign securities generally is based upon their closing prices reported by their primary market. Foreign securities primarily traded outside the U.S. may be traded on days which are not business days of the Fund. Because our net asset value is determined only on our business days, significant changes in foreign securities' value may impact our net asset value on days when our shares cannot be purchased or sold.

We value our investments in securities with maturities within 60 days of our purchase at their amortized cost, as determined by our board of trustees to be their fair value. Amortized cost generally means our cost of the investment plus the amortization to maturity of any discount or premium.

Any of our securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity will be valued at fair market value as determined in good faith by or under the supervision of our board of trustees.

                                   TAX MATTERS

Set forth below is a discussion of the material federal income tax aspects concerning the Fund and the purchase, ownership and disposition of our common shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes that you are a U.S. person and hold your shares as a capital asset. This discussion is based on present provisions of the Code, related regulations and existing judicial decisions and administrative pronouncements, all of which are subject to change or differing interpretations, possibly with retroactive effect. Prospective investors should consult their own tax advisers with regard to the federal income tax consequences of the purchase, ownership or disposition of our common shares, as well as tax consequences arising under the laws of any state, locality, foreign country or other taxing jurisdiction.

TAXATION OF THE FUND

We intend to qualify each taxable year for treatment as a RIC, although we cannot give complete assurance that we will so qualify. To qualify for this treatment, we must, among other things: (a) derive at least 90% of our gross income each taxable year from dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived from our investing in securities or those currencies; (b) distribute with respect to each taxable year at least 90% of our investment company taxable income (consisting generally of net investment income, net short term capital gain and net gains from certain foreign currency transactions, if any, and determined without regard to any deduction for dividends paid) for that year; and (c) diversify our holdings so that, at the end of each quarter of each taxable year (1) at least 50% of the value of our total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities limited in respect of any one issuer to a value not greater than 5% of the value of our total assets and to not more than 10% of the issuer's outstanding voting securities, and (2) not more than 25% of the value of our total assets is invested in the securities (other than those of the U.S. Government or other RICs) of any one issuer, or of two or more issuers that we control (defined as owning 20% or more of the total combined voting power of all classes of stock entitled to vote) and are engaged in the same, similar or related trades or businesses.

If we qualify for treatment as a RIC, we generally will not be subject to federal income tax on income and gains we timely distribute to our shareholders (including capital gain dividends, as discussed below). If we fail to qualify for treatment as a RIC for any taxable year, we would be taxed at regular corporate rates on the full amount of our taxable income for that year without being able to deduct the distributions we make to our shareholders and our shareholders would treat all those distributions, including distributions of net capital gain (i.e., the excess of net long term capital gain over net short term capital loss), as dividends to the extent of our earnings and profits. In addition, we could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a RIC.

We intend to distribute at least annually to our shareholders all or substantially all of our investment company taxable income. We also will annually (1) distribute our net capital gain or (2) retain all or a portion of our net capital gain for investment. If we retain any investment company taxable income or any net capital gain, we will be subject to tax at regular corporate rates on the retained amount.

To the extent we fail to distribute in a calendar year at least an amount equal to the sum of (1) 98% of our ordinary income for that year plus (2) 98% of our capital gain net income for the one year period ending October 31 of that year, plus 100% of any retained amount of either of our ordinary income or capital gain net income from the prior year, we will be subject to a nondeductible 4% excise tax. For these purposes, we will be treated as having distributed any amount with respect to which we pay income tax. A distribution we pay to shareholders in January of any year generally will be deemed to have been paid on December 31 of the preceding year if the distribution is declared and payable to shareholders of record on a date in October, November or December of that preceding year. We generally intend to make distributions sufficient to avoid imposition of the excise tax.

TAXATION OF SHAREHOLDERS

DISTRIBUTIONS. As long as we qualify for treatment as a RIC, distributions we make to our shareholders from our investment company taxable income generally will be taxable to them as ordinary income to the extent of our earnings and profits. We currently expect that most dividends we pay will not be eligible for the dividends received deduction available to corporations and will not be eligible for the new reduced maximum federal income tax rate on "qualified dividend income" received by individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003 ("2003 Tax Act"). Distributions of net capital gain that are properly designated as such will be taxable to each shareholder as long term capital gain, regardless of how long the shareholder has held the shares in the Fund. Under the 2003 Tax Act, capital gain dividends that we pay with respect to gains recognized on sales or exchanges of capital assets through December 31, 2008, as well as any dividends that we pay with respect to "qualified dividend income" received by the Fund through December 31, 2008, will generally be subject to a maximum federal income tax rate of 15%.

Distributions on our common shares are generally subject to federal income tax as described herein, even though those distributions may economically represent a return of a particular shareholder's investment. Those distributions are likely to occur in respect of shares purchased when our net asset value reflects gains that are either unrealized or realized but not distributed or income that is not distributed. Those realized gains may be required to be distributed even when our net asset value also reflects unrealized losses. Distributions are taxable to a shareholder even if they are paid from income or gains we earned before the shareholder's investment (and thus included in the price the shareholder paid).

If we make a distribution to you in excess of our current and accumulated earnings and profits, the excess distribution will be treated as a "return of capital" to the extent of your tax basis in our shares and thereafter as capital gain. A return of capital is not taxable, but it will reduce your tax basis in our shares, and therefore reduce any loss or increase any gain on a subsequent taxable disposition by you of our shares.

We may designate all or a portion of any retained net capital gains as undistributed capital gains in a notice to our shareholders who (1) would be required to include in their federal taxable income, as long term capital gain, their share of the retained amount and (2) would be entitled to credit their proportionate share of the tax we paid on the retained amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds those liabilities. For federal income tax purposes, the tax basis in your shares would be increased by the difference between the retained capital gains included in your gross income and the tax credit claimed by you under clause (2) of the preceding sentence.

We will annually notify shareholders as to the federal tax status of our distributions to them.

SALE OR REDEMPTION OF SHARES. Your sale or other disposition of our common shares may give rise to a taxable gain or loss equal to the difference between the amount realized and your adjusted basis in those shares. In general, any gain or loss realized on a taxable disposition of shares will be treated as long term capital gain or loss if the shares have been held for more than 12 months. Under the 2003 Tax Act, such gain is generally taxable to individuals at a maximum rate of 15% through December 31, 2008.

However, if you sell shares at a loss within six months of their purchase, that loss will be treated as long term, rather than short term, to the extent of any capital gain dividends you received (or your share of any retained capital gains designated) with respect to the shares. All or a portion of any loss realized on a taxable disposition of our common shares will be disallowed if other common shares in the Fund are purchased within 30 days before or after the disposition. In that case, the basis in the newly purchased shares will be adjusted to reflect the disallowed loss.

BACKUP WITHHOLDING. We generally are required to withhold and remit to the U.S. Treasury 28% (except as noted below) of all distributions (including capital gain dividends) and redemption or repurchase proceeds otherwise payable to any individual or certain other noncorporate shareholder who fails to properly furnish us with a correct taxpayer identification number. Withholding at the 28% rate also is required from all distributions otherwise payable to a shareholder who fails to certify to us that he or she is not otherwise subject to that withholding (together with the withholding described in the preceding sentence, "backup withholding"). The backup withholding rate will increase to 31% for amounts paid after December 31, 2010, unless Congress enacts legislation providing otherwise. Backup withholding is not an additional tax, and any amounts withheld with respect to a shareholder may be credited against the shareholder's federal income tax liability.

TAX CONSEQUENCES OF CERTAIN INVESTMENTS

CERTAIN REAL ESTATE COMPANIES. Income that we derive from a real estate company classified for federal tax purposes as a partnership (and not as a corporation or REIT) will be treated as qualifying income under the RIC income requirements only to the extent it is attributable to the partnership's income items that would be qualifying income if realized directly by us in the same manner as realized by the partnership. We will restrict our investment in partnerships to maintain our qualification as a RIC.

REMICs. Generally, we do not intend to invest in REITs that, to our knowledge, invest in residual interests of real estate mortgage investment conduits, or REMICs. Under Treasury regulations that have not yet been issued, but that may apply retroactively, a portion of a REIT's income that is attributable to its residual interest in a REMIC (referred to in the Code as an "excess inclusion") may be allocated to the REIT's shareholders (which may include us) in proportion to the dividends received. These regulations are expected to provide that excess inclusion income of a RIC will be allocated to its shareholders in proportion to the dividends they receive, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (1) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions) and (2) will constitute unrelated business taxable income to certain tax exempt entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans and public charities), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income. If a charitable remainder trust (defined in section 664 of the Code) realizes any unrelated business taxable income for a taxable year, it will lose its tax exempt status for the year. In addition, if at any time during any taxable year a "disqualified organization" (defined in the Code to include governmental units, tax exempt entities and certain cooperatives) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. Our declaration of trust contains provisions that prevent a disqualified organization from owning our shares.

FOREIGN SECURITIES.

Dividends and interest we receive, and gains we realize, on our investments in foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the total return on these investments. Tax treaties between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

Although we have no present intention to do so, we may invest in the stock of passive foreign investment companies ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if we hold stock of a PFIC, we will be subject to federal income tax on a portion of any "excess distribution" we receive on the stock or of any gain on our disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if we distribute the PFIC income as a taxable dividend to our shareholders. The balance of the PFIC income will be included in our investment company taxable income and, accordingly, will not be taxable to us to the extent we distribute that income to our shareholders.

If we invest in a PFIC and elect to treat the PFIC as a qualified electing fund ("QEF"), then in lieu of our incurring the foregoing tax and interest obligation, we would be required to include in income each year our pro rata share of the QEF's annual ordinary earnings and net capital gain - which we would likely have to distribute to satisfy the RIC distribution requirement and avoid imposition of the excise tax even if we did not in fact receive those earnings and gain from the QEF. However, we will not be permitted to make a QEF election with respect to an investment in a PFIC, unless the PFIC agrees to provide us with information we need to comply with our tax filing obligations under the QEF rules. As a result, a QEF election may not be available with respect to an investment in a PFIC.

We may elect to "mark-to-market" any stock in a PFIC we own at the end of our taxable year, provided the PFIC stock is "marketable" as defined under the PFIC rules. "Marking-to-market," in this context, means including in ordinary income for each taxable year the excess, if any, of the fair market value of the stock over our adjusted basis therein as of the end of that year. Pursuant to this election, we also may deduct (as an ordinary, not capital, loss) the excess, if any, of our adjusted basis in the PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in our income for prior taxable years under the election. Our adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. We will likely have to distribute annually any ordinary income resulting from marking PFIC stock to market in order to satisfy the RIC distribution requirements and avoid imposition of the excise tax, regardless of whether and to what extent we actually receive cash distributions from the PFIC during that year. An investment in a PFIC may or may not consist of stock that is "marketable", and therefore this election may not be available with respect to an investment in a PFIC.

SECURITIES ISSUED OR PURCHASED AT A DISCOUNT. We may acquire securities issued with original issue discount, or OID. As a holder of those securities, we must include in gross income the OID that accrues on them during the taxable year, even if we receive no corresponding payment on them during the year. Because we annually must distribute substantially all of our investment company taxable income, including any OID, to satisfy the RIC distribution requirement and avoid imposition of the excise tax as discussed above, we may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash we actually receive. Those distributions will be made from our cash assets or from the proceeds of sales of our portfolio securities, if necessary. We may realize capital gains or losses from those sales, which would increase or decrease our investment company taxable income and/or net capital gain.

                             PERFORMANCE INFORMATION

From time to time, we may state our total return, aggregate total return or yield in advertisements or in reports and other communications to you. Our performance will vary depending upon market conditions, the composition of our portfolio and our operating expenses. Consequently, any historical performance statement should not be considered a basis for predicting our performance in the future. In addition, because our performance will fluctuate, it may not provide a basis for comparing an investment in us with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing our performance with that of other investment companies also should give consideration to the quality of the respective investment companies' portfolio securities.

In reports or other communications to you or in advertising materials, we may compare our performance with that of (i) other investment companies listed in the rankings prepared by Lipper Analytical Services, Inc., publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today or other industry or financial publications or
(ii) the Standard and Poor's Index of 500 Stocks, the Dow Jones Industrial Average, Dow Jones Utility Index, the National Association of Real Estate Investment Trusts ("NAREIT") Equity REIT Index, the Citigroup Broad Investment Grade Bond Index ("BIG"), Morgan Stanley Capital International Europe Australia Far East ("MSCI EAFE") Index, the NASDAQ Composite Index, and other relevant indices and industry publications. We may also compare the historical volatility of our portfolio to the volatility of such indices during the same time periods. (Volatility is a generally accepted barometer of the market risk associated with a portfolio of securities and is generally measured in comparison to the stock market as a whole, the beta, or in absolute terms -- the standard deviation.)

Returns are historical and include change in share price and reinvestment of dividends and capital gains. REITs are represented by the NAREIT Equity REIT Index, an unmanaged portfolio representing the Equity REIT market. This is not our performance and we will not seek to replicate any index. You cannot invest directly in an index. There is no guarantee our performance will equal or exceed any index performance.

                                     EXPERTS

Ernst & Young LLP, independent auditors, have audited our financial statement at ______________, 2004, as set forth in their report. We have included our financial statement in this SAI in reliance upon Ernst & Young LLP's report, given on their authority as experts in accounting and auditing.


                             ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby has been filed by us with the SEC, Washington, DC. The prospectus and this SAI do not contain all the information set forth in the Registration Statement, including the exhibits and schedules thereto. For further information with respect to us and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, DC, and copies of any part thereof may be obtained from the Commission upon the payment of fees prescribed by the Commission.

                                   APPENDIX A

                 RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER

S&P CORPORATE BOND RATINGS:

         AAA - Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest-rated issues only in a small degree.

         A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

         BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

         BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB - Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         B - Bonds rated B are more vulnerable to nonpayment than obligations rated `BB,' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         CCC - Bonds rated CCC are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         CC - Bonds rated CC are currently highly vulnerable to nonpayment.

         C - Bonds rated C may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

         CI - The rating CI is reserved for income bonds on which no interest is being paid.

         D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) Minus (-) - The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

S&P COMMERCIAL PAPER RATINGS:

         A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

         A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, it is somewhat more susceptible to the adverse effects of changes in circumstance and economic conditions than issues in the highest rating category.

         A-3 - Issues carrying this designation have adequate capacity for timely payment. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity for timely payment.

         B - Issues with this rating are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         C - A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         D - A short-term obligation rated `D' is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

MOODY'S CORPORATE BOND RATINGS:

         Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A - Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca - Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C - Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         MODIFIERS - Moody's may apply numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MOODY'S COMMERCIAL PAPER RATINGS:

         Prime-1 - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations. Prime-1 repayment ability will often be evidenced by the following characteristics:

         - Leading market positions in well-established industries.

         - High rates of return on funds employed.

         - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations. This will often be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         Not Prime - Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Note: A Moody's commercial paper rating may also be assigned as an evaluation of the demand feature of a short-term or long-term security with a put option.

FITCH INVESTMENT GRADE BOND RATINGS

         AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is highly unlikely to be affected by foreseeable events.

         AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA'. Because bonds rated in the `AAA' and `AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated `F1+'.

         A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. This is the lowest investment grade category.

         Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

         NR: Indicates that Fitch does not rate the specific issue.

         Withdrawn: A rating will be withdrawn when an issue matures, is called, or refinanced, or when Fitch Ratings deems the amount of information available to be inadequate for rating purposes.

         Rating Watch: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. Rating Watch is typically resolved over a relatively short period.

FITCH HIGH YIELD BOND RATINGS

         BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

         B: Bonds are considered highly speculative. A significant credit risk is present. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and is contingent upon a sustained, favorable business and economic environment.

         CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations is solely reliant upon sustained, favorable business or economic developments.

         CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

         C: Bonds are in imminent default in payment of interest or principal.

         DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. `DDD' represents the highest potential for recovery on these bonds, and `D' represents the lowest potential for recovery.

         Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the `DDD,' `DD,' or `D' categories.

         NR: Indicates that Fitch does not rate the specific issue.

         Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

FITCH INVESTMENT GRADE SHORT-TERM RATINGS

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

         F1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated 'F1+'.

         F2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned 'F1+' and 'F1' ratings.

         F3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

         B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

         D: Default. Issues assigned this rating are in actual or imminent payment default.

                                 * * * * * * * *

         NOTES: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. We are dependent on our Advisor's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

                            PART C--OTHER INFORMATION


ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(1)
         FINANCIAL STATEMENTS

Part A--None

Part B--To be filed by Pre-Effective Amendment

         (i)      Statement of Assets and Liabilities as of ______, 2004; and

         (ii)     Notes to Financial Statements as of _______, 2004.

Statements, schedules and historical information other than listed above have been omitted since they are either not applicable, or not required or the required information is shown in the financial statements or notes thereto.

(2)
         EXHIBITS


EXHIBIT
NO.                              DESCRIPTION OF EXHIBITS.
-------                          ------------------------
(a)          Agreement and Declaration of Trust of the Registrant dated January 27, 2004.*
(b)          Bylaws of the Registrant dated January 27, 2004.*
(c)          Not applicable.
(d)(1)       Article III (Shares), Article V (Restriction on Transfer and Ownership of Shares) and
             Article VI (Shareholders' Voting Powers and Meetings) of the Agreement and Declaration of
             Trust
(d)(2)       Article VIII (Shareholders' Voting Powers and Meetings) of the Bylaws
(e)          Form of Dividend Reinvestment Plan.*
(f)          Not applicable.
(g)          Form of Investment Advisory Agreement between the Registrant and RMR Advisors, Inc.*
(h)          Form of Underwriting Agreement--to be filed by amendment.
(i)          Not applicable.
(j)          Form of Custody Agreement between the Registrant and State Street Bank and Trust Company--to
             be filed by amendment.
(k)(1)       Form of Transfer Agency and Service Agreement between the
             Registrant and EquiServe Trust Company, N.A.--to be filed by amendment.
(k)(2)       Form of Administrative Services Agreement between the Registrant and RMR Advisors, Inc.*
(k)(3)       Form of Subadministration Agreement between RMR Advisors, Inc. and State Street Bank and
             Trust Company--to be filed by amendment.
(l)          Opinion and consent of Sullivan & Worcester LLP--to be filed by amendment.
(m)          Not applicable.
(n)          Consent of Auditors--to be filed by amendment.
(o)          Not applicable.
(p)          Initial Subscription Agreement between the Registrant and RMR Advisors, Inc.*
(q)          Not applicable.
(r)(1)       Code of Ethics of the Registrant and RMR Advisors, Inc.--to be filed by amendment.
(s)(1)       Power of Attorney, dated March 25, 2004, by Barry M. Portnoy (filed herein).
(s)(2)       Power of Attorney, dated March 25, 2004, by Gerard M. Martin (filed herein).
(s)(3)       Power of Attorney, dated March 25, 2004, by Frank J. Bailey (filed herein).
(s)(4)       Power of Attorney, dated March 25, 2004, by John L. Harrington (filed herein).
(s)(5)       Power of Attorney, dated March 25, 2004, by Arthur G. Koumantzelis (filed herein).

---------------------------

* Previously filed.

ITEM 25. MARKETING ARRANGEMENTS

         See Exhibit (h) of Item 24(2) of this Registration Statement.


ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

         The following table sets forth the expenses to be incurred in connection with the issuance and distribution of securities described in this Registration Statement:

Registration fees                                            $  22,173
National Association of Securities Dealers, Inc. fee         $       *
American Stock Exchange listing fee                          $       *
Printing (other than stock certificates)                     $       *
Accounting fees and expenses                                 $       *
Legal fees and expenses                                      $       *
Underwriter expense reimbursement                            $       *
Miscellaneous                                                $       *
Total                                                        $       *

---------------------
*  To be filed by amendment


ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         None.


ITEM 28. NUMBER OF HOLDERS OF SECURITIES (AS OF MARCH 25, 2004)



TITLE OF CLASS                                                                 NUMBER OF RECORD HOLDERS
--------------                                                                -------------------------
Common Shares, par value $0.001 per share                                                  1


ITEM 29.    INDEMNIFICATION

         Under the Registrant's declaration of trust and bylaws, the Registrant's trustees and officers are indemnified to the fullest extent permitted by law, including advancing of expenses incurred in connection therewith. Indemnification shall not be provided to any officer or trustee against any liability to the Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

         The Underwriting Agreement to be filed in response to Item 24 (h)(1) is expected to contain provisions requiring indemnification of underwriters by the Registrant.

         Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to trustees, officers, controlling persons and underwriters of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, controlling person or underwriter in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

         The Transfer Agency and Service Agreement is expected to contain provisions for the indemnification of the Registrant's transfer agent.


ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

         The description of the business of RMR Advisors, Inc. is set forth under the caption "MANAGEMENT OF THE FUND" in the Prospectus and "ADMINISTRATIVE SERVICES" in the Statement of Additional Information forming part of this Registration Statement.

         The information as to the directors and officers of RMR Advisors, Inc. is set forth in RMR Advisors, Inc.'s Form ADV filed with the SEC on November 7, 2003 (File No. 801-62519) and as amended through the date hereof is incorporated herein by reference.


ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

Registrant:           RMR Hospitality and Real Estate Fund
                      400 Centre Street
                      Newton, Massachusetts 02458

Investment Advisor:   RMR Advisors, Inc.
                      400 Centre Street
                      Newton, Massachusetts 02458

Transfer Agent for    EquiServe Trust Company, N.A.
Common Shares:        EquiServe, Inc.
                      150 Royall Street
                      Canton, Massachusetts 02021

Custodian and         State Street Bank and Trust Company
Subadministrator:     225 Franklin Street
                      Boston, Massachusetts 02770


ITEM 32. MANAGEMENT SERVICES

Not applicable.


ITEM 33. UNDERTAKINGS


         (1) The Registrant undertakes to suspend the offering of its shares until the Registrant amends its prospectus if: (a) subsequent to the effective date of this Registration Statement, the net asset value per share declines more than 10% from its net asset value per share as of the effective date of the Registration

Statement; or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.


         (2) Not Applicable.


         (3) Not Applicable.


         (4) Not Applicable.


         (5) The Registrant undertakes that:


                  (a) For purposes of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the 1933 Act shall be deemed to be part of this Registration Statement as of the time it was declared effective; and


                  (b) For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.


         (6) The Registrant undertakes to send by first class mail or by other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Pre-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newton, Commonwealth of Massachusetts on the 26th day of March, 2004.

                                    RMR HOSPITALITY AND REAL ESTATE FUND

                                    By: /s/ Thomas M. O'Brien
                                       -----------------------
                                       Thomas M. O'Brien
                                       PRESIDENT

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Pre-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newton, Commonwealth of Massachusetts on the 26th day of March, 2004.


SIGNATURE                                   TITLE                      DATE

/s/ Thomas M. O'Brien
--------------------------
Thomas M. O'Brien                         President                    March 26, 2004


/s/ Mark L. Kleifges
--------------------------
Mark L. Kleifges                          Treasurer                    March 26, 2004


/s/ Barry M. Portnoy
--------------------------
Barry M. Portnoy*                         Trustee                      March 26, 2004


/s/ Gerard M. Martin
--------------------------
Gerard M. Martin*                         Trustee                      March 26, 2004


/s/ Frank J. Bailey
--------------------------
Frank J. Bailey*                          Trustee                      March 26, 2004


/s/ John L. Harrington
--------------------------
John L. Harrington*                       Trustee                      March 26, 2004


/s/ Arthur G. Koumantzelis
--------------------------
Arthur G. Koumantzelis*                   Trustee                      March 26, 2004


*By: /s/ Thomas M. O'Brien
--------------------------
     Thomas M. O'Brien
     Attorney-in-fact





*Thomas M. O'Brien, by signing his name hereto, does hereby sign this document on behalf of each of the above-named individuals pursuant to powers of attorney duly executed by such persons.

EXHIBIT
NO.                 DESCRIPTION OF EXHIBITS.
-------             ------------------------
(s)(1)     Power of Attorney, dated March 25, 2004, by Barry M. Portnoy (filed herein).
(s)(2)     Power of Attorney, dated March 25, 2004, by Gerard M. Martin (filed herein).
(s)(3)     Power of Attorney, dated March 25, 2004, by Frank J. Bailey (filed herein).
(s)(4)     Power of Attorney, dated March 25, 2004, by John L. Harrington (filed herein).
(s)(5)     Power of Attorney, dated March 25, 2004, by Arthur G. Koumantzelis (filed herein).